SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          ELECTRONIC ASSOCIATES, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                          ELECTRONIC ASSOCIATES, INC.
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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

                          ELECTRONIC ASSOCIATES, INC.
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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held October 12, 1995
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           Please take notice that the Annual Meeting of Shareholders of
Electronic Associates, Inc., a New Jersey corporation (the "Company"), will be held at the Company's principal offices, 185 Monmouth Parkway, West Long Branch, New Jersey 07764-9989, on October 12, 1995, at 10:00 a.m. for the following purposes:

        1. To elect one (1) Class I director, two (2) Class II directors and one (1) Class III director to the Board of Directors;

        2. To consider and act upon a proposed amendment to the Company's Certificate of Incorporation to change the name of the Company to EA Industries, Inc.;

        3. To consider and act upon a proposed amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock of the Company from 25,000,000 shares to 50,000,000 shares;

        4. To consider and act upon a proposed amendment to the Company's 1994 Stock Option Plan for Non-Employee Directors to increase the number of shares of Common Stock of the Company reserved for issuance under such plan from 400,000 shares to 2,400,000 shares;

        5. To consider and act upon a proposed amendment to the Company's 1994 Equity Incentive Stock Option Plan to increase the number of shares of Common Stock of the Company reserved for issuance under such plan from 3,000,000 shares to 6,000,000 shares;

        6. To consider and act upon a proposal to ratify the selection of Arthur Andersen LLP as the Company's auditors; and

        7. To transact such other business as may properly come before the meeting or any adjournment thereof.

           The Board of Directors has fixed August 15, 1995 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                            By order of the Board of Directors.

                                            Richard P. Jaffe
                                            Secretary
West Long Branch, New Jersey
September 14, 1995

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                             IMPORTANT Please sign,
                         date and mail your Proxy Card.

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

                             ELECTRONIC ASSOCIATES

                              185 MONMOUTH PARKWAY
                    WEST LONG BRANCH, NEW JERSEY 07764-9989

                                ----------------

                                PROXY STATEMENT

                  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                OCTOBER 12, 1995

                                ----------------

                                    GENERAL

                    This Proxy Statement and accompanying proxy are furnished by Electronic Associates, Inc. (the "Company") to the shareholders ("Shareholders") of the Company in connection with the solicitation of proxies by the Board of Directors for use in voting at the Annual Meeting of Shareholders to be held at the Company's principal offices, 185 Monmouth Parkway, West Long Branch, New Jersey 07764-9989, on October 12, 1995, at 10:00 a.m. or at any adjournment thereof (the "meeting"). This Proxy Statement and the enclosed proxy are first being mailed to shareholders on or about September 14, 1995. The cost of the solicitation of proxies for the Annual Meeting will be borne by the Company.

Voting Securities and Proxies

                    At the close of business on August 15, 1995, the record date for the meeting, there were outstanding and entitled to vote 13,710,144 shares of Common Stock (the "Common Stock"). The owners of Common Stock have all voting rights with respect to matters to come before the meeting. Each share of Common Stock is entitled to one vote.

                    All properly executed proxies received in time for the meeting will be voted as specified. Anyone giving a proxy may revoke it at any time prior to the voting thereof by signing, dating and delivering a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and filing written notice of revocation with the Secretary prior to any vote. All shares represented by executed and unrevoked proxies will be voted in accordance with the specifications therein. Proxies submitted without specification will be voted IN FAVOR OF the election of the nominees for director named herein; FOR the proposal to amend the Company's Certificate of Incorporation to change the name of the Company to EA Industries, Inc.; FOR the proposal to amend the Company's Certificate of Incorporation to increase the authorized shares of Common Stock of the Company from 25,000,000 to 50,000,000; FOR the proposal to amend the 1994 Stock Option Plan for Non-Employee Directors (the "Non-Employee Directors Plan") to increase the number of shares of Common Stock of the Company reserved for issuance under the Non-Employee Directors Plan from 400,000 shares to 2,400,000 shares; FOR the proposal to amend the 1994 Equity Incentive Stock Option Plan (the "Equity Incentive Plan") to increase the number of shares of Common Stock of the Company reserved for issuance under the Equity Incentive Plan from 3,000,000 shares to 6,000,000 shares; and FOR the proposal to ratify the selection of Arthur Andersen LLP as the Company's auditors.

                                      (2)

                    The affirmative vote of a plurality of the votes cast by the holders of Common Stock entitled to vote at the meeting is required for the election of directors. Approval of the proposals to amend the Non-Employee Directors Plan and the Equity Incentive Plan, to amend the Company's Certificate of Incorporation to change the Company's name and to increase the number of authorized shares of Company's Common Stock, and to ratify the selection of Arthur Andersen LLP as the Company's auditors requires the affirmative vote of a majority of the votes cast by the holders of Common Stock entitled to vote on each such proposal. The vote on each proposal will be tabulated as set forth below.

                    All votes will be tabulated by a representative of the American Stock Transfer & Trust Company, transfer agent for the Company's Common Stock, who will serve as the inspector of election at the meeting and who will separately tabulate affirmative votes, negative votes, authority withheld for any nominee for director, abstentions and broker non-votes. Authority withheld for any nominee for director will be counted in the tabulation of the votes cast on the election of directors and will have the same effect as a negative vote. Under New Jersey law, any proxy submitted and containing an abstention or broker non-vote will not be counted as a vote cast on any matter to which it relates, except that, solely for purposes of determining whether the proposal to approve the amendment of the Non-Employee Directors Plan and the proposal to approve the amendment to the Equity Incentive Plan have been approved by the Company's shareholders in compliance with the voting standards of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any proxy containing an abstention with respect to either the proposal to approve the amendment to the Non-Employee Directors Plan or the proposal to approve the amendment to the Equity Incentive Plan and any shares present at the meeting that are voted as an abstention on either of such proposals will be counted in the tabulation of the votes cast on such proposals, which will have the same effect as a negative vote. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the meeting.

                                      (3)

Security Ownership of Certain Beneficial Owners and Management

                    The following table sets forth, as of July 31, 1995, information with respect to the ownership of the Company's outstanding Common Stock by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the Company's outstanding shares of Common Stock, (ii) each director and nominee for director, (iii) each of the Company's executive officers named in the Summary Compensation Table, and (iv) all executive officers, directors and nominees as a group. Unless otherwise indicated, each individual has sole voting and investment power with respect to the shares beneficially owned by him.


                                                                                   Amount and
                                                                                   Nature of
                Name and                                                      Beneficial Ownership
               Address of                                                      (number of shares                 Percent
            Beneficial Owner*                     Position                      of Common Stock)                of Class
            -----------------                     --------                    --------------------              --------

Charles A. Milo.......................... Former President and                1,194,126(1)                         8.56%
 11671 East Grampian Place                CEO
 Tucson, AZ  85748

Joseph R. Spalliero...................... President, CEO and                    992,259                            7.55%
 Tanon Manufacturing, Inc.                Director
 46360 Fremont Blvd.
 Fremont, CA  94538-6406

Irwin L. Gross........................... Chairman of the                       596,833(2)(3)                      4.35%
                                          Board

Jules M. Seshens......................... Vice President,                        89,167(2)(4)                        (5)
                                          Corporate
                                          Development; and
                                          Director

Bruce P. Murray.......................... Director                               93,667(4)(6)                        (5)

Seth Joseph Antine....................... Director                              108,813(2)(4)(7)                     (5)

Michael M. Michigami..................... Director                               80,000(8)                           (5)

David J. Reibstein....................... Director                                    0                              --

Mark S. Hauser........................... Nominee for Director                   33,333(9)                           (5)

William Spier............................ Nominee for Director                        0                              --

Laura Huberfeld.......................... None                                  950,493(10)                        7.23%
420 West End Avenue
New York, NY  10024

Naomi Bodner............................. None                                  950,493(10)                        7.23%
16 Grosser Lane
Monsey, NY  10952

                                      (4)


Loretta W. Milo.......................... None                                1,194,126(1)                         8.56%
11671 East Grampian Place
Tucson, AZ  85748

All directors, nominees for
directors and executive officers as
a group (10 persons)....................                                      3,188,198(1)(2)(3)(4)(6)(7)         21.36%
                                                                                       (8)(9)


- --------------

    * Addresses are included only for persons who beneficially own more than 5% of the outstanding Common Stock.

    (1) Includes 429,166 shares of Common Stock held by Mr. Milo and his spouse, Loretta W. Milo, as joint tenants as to which they share voting and dispositive power. Also includes currently exercisable Class A Warrants to purchase 398,042 shares of Common Stock and Class B Warrants to purchase 398,042 shares of Common Stock held by Mr. and Mrs. Milo as joint tenants. See "Executive Compensation - Summary Compensation Table."

    (2) Includes options to purchase 22,500 shares of Common Stock granted pursuant to the Non-Employee Directors Plan. See "Election of Directors - Compensation of Directors." Does not include options to purchase 27,500 shares granted under the Non-Employee Directors Plan which are not currently exercisable.

    (3) Includes warrants to purchase an aggregate of 131,000 shares of Common Stock issued by the Company to Mr. Gross, in connection with his retention as a consultant to the Company in March 1994. Also includes options to purchase 333,333 shares of Common Stock granted under the Company's Equity Incentive Plan but does not include options to purchase 666,667 shares granted pursuant to the Company's Equity Incentive Plan which are not currently exercisable. Also includes options to purchase 100,000 shares of Common Stock of a total of 1,000,000 shares granted by the Company to Mr. Gross pursuant to the Company's Equity Incentive Plan (subject to shareholder approval of an increase in the number of shares of Common Stock available for issuance under this plan), but does not include options to purchase the balance of 900,000 shares granted under such plan which are not currently exercisable. See "Executive Compensation - Equity Incentive Plan" and "Transactions with Management and Others."

    (4) Includes currently exercisable options to purchase 66,667 shares of Common Stock granted under the Company's Equity Incentive Plan, but does not include options to purchase 133,333 shares granted pursuant to that Plan, which are not currently exercisable.

    (5) Represents less than 1% of the outstanding shares of Common Stock. See "Executive Compensation - Compensation of Directors."

    (6) Includes currently exercisable options to purchase 27,000 shares of Common Stock granted pursuant to the Company's Non-Employee Directors Plan. Does not include options to purchase 33,000 shares granted under the Non-Employee Directors Plan which are not currently exercisable. See "Election of Directors - Compensation of Directors."


                                      (5)

    (7) Includes 2,000 shares owned by Mr. Antine and his wife, as joint tenants, as to which they share voting and dispositive power. Also includes Class A Warrants to purchase 5,882 shares of Common Stock and Class B Warrants to purchase 5,882 shares of Common Stock.

    (8) Includes options to purchase 80,000 shares granted pursuant to the Company's 1972 Stock Option Plan, but does not include options to purchase 320,000 shares granted under such plan which are not currently exercisable.

    (9) Includes options to purchase 33,333 shares of Common Stock granted by the Company to Mr. Hauser pursuant to the Company's Equity Incentive Plan in connection with services he performed for the Company related to a certain joint venture with Israel Aircraft Industries, an Israeli corporation (the "Joint Venture"). Does not include options to purchase 66,667 shares granted under such plan which are not currently exercisable. See "Transactions with Management and Others -- Joint Venture With IAI."

   (10) Includes 352,942 shares of Common Stock, Class A Warrants to purchase 352,942 shares of Common Stock and Class B Warrants to purchase 352,942 shares of Common Stock. All such warrants are exercisable immediately. Also includes options to purchase 125,000 shares granted by the Company in April 1995, but does not include options to purchase 250,000 shares which are not currently exercisable. Also includes options to purchase 141,667 shares granted in July, 1995 pursuant to the Company's Equity Incentive Plan (subject to shareholder approval of an increase in the number of shares reserved for issuance under the plan), but does not include options to purchase 283,333 shares which are not currently exercisable. See "Transactions with Management and Others - Consulting Agreement with Broad Capital".

                                      (6)

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

                    One of the purposes of the meeting is the election of directors. Pursuant to the Company's Bylaws, the number of directors may be not less than three nor more than nine. The directors are divided into three classes, with staggered three year terms, and up to three directors are permitted in each class. There are presently two Class I directors, three Class II directors and two Class III directors. Michael M. Michigami, a Class II director, is not standing for reelection at this year's meeting. As determined by the Board of Directors, the number of directors is presently set at eight, of which three may be Class I directors, two may be Class II directors and three may be Class III directors. Under the provisions of the Company's Bylaws, a vacancy may be filled by the Board of Directors. Directors elected by the Board to fill vacancies will stand for election at the earlier of the next Annual Meeting of Shareholders or the next meeting of shareholders for the election of directors.

                    At this year's meeting, one (1) individual is to be elected to serve as a Class I director until the Annual Meeting of Shareholders in 1996 or until his successor has been elected and qualified. Two (2) persons are to be elected to serve as Class II directors until the Annual Meeting of Shareholders in 1998 or until their successors have been elected and qualified, and one (1) person is to be elected to serve as a Class II director until the Annual Meeting of Shareholders in 1997 or until his successor has been elected and qualified.

                    The nominee for election as an additional Class I director is Mark S. Hauser, the nominees for Class II directors are Irwin L. Gross and David Reibstein and the nominee for election as an additional Class III director is William Spier. Messrs. Seshens and Antine are current Class I directors, Messrs. Gross and Michigami are current Class II directors and Messrs. Murray and Spalliero are current Class III directors.

                    Unless otherwise directed, or if no specification is made, it is the intention of the persons named in the enclosed form of proxy to vote proxies received IN FAVOR OF the election of Mr. Hauser as a Class I director, IN FAVOR OF the election of Messrs. Gross and Reibstein as Class II directors, and IN FAVOR OF the election of Mr. Spier as a Class III director. The Company has no reason to believe that any of these nominees will not be available for election as a director. However, should any of the nominees become unable to serve, proxies may be voted for substitute nominees in the discretion of those named as proxies.

Nominees For Director

                    The following information, which is given as of August 1, 1995, has been furnished by the persons nominated for election as Class I, Class II and Class III directors of the Company and by current directors whose terms will not expire in 1995 and who therefore are not nominees for election at the meeting.

Class I - Term Expires 1996

                    Mark S. Hauser, 37, is a Founder and Managing Director of Hauser, Richards & Co. and Tamarix Capital Corporation, investment and merchant banking firms. Prior to founding Hauser, Richards & Co. in March
1991, Mr. Hauser was a Managing Director at Ocean Capital Corporation, a private

                                      (7)
international investment banking firm. He has extensive experience in international financial transactions including corporate mergers and acquisitions, capital-raisings, and financial restructurings. Prior to joining Ocean Capital Corporation in 1986, Mr. Hauser worked as a corporate finance and banking attorney at the New York office of Rogers & Wells. Mr. Hauser is a director of ICC Technologies, Inc. ("ICC"), a public company which owns a 50% interest in Engelhard/ICC, a joint venture partnership formed with Engelhard Corporation in February 1994. Engelhard/ICC is engaged in the business of designing, manufacturing and selling desiccant wheel components and desiccant air conditioners. Mr. Hauser is an Advisory Director of Direct Language Communications and Vice Chairman of the Board of Directors of The Holmes Protection Group, Inc. Mr. Hauser is a member of the New York Bar and is admitted to practice law as a solicitor to the Supreme Court of New South Wales in Australia. He has economics and law degrees from Sydney University and a Master of Law degree from the London School of Economics and Political Science.

Class II - Term Expires 1995

                    Irwin L. Gross, 51, was elected a director of the Company in March 1994 to fill a Class II vacancy, and was elected as Chairman of the Board of Directors in April 1995. Since May 1984, Mr. Gross has served as Chairman of the Board of Directors of ICC. Mr. Gross is also President and Chief Executive Officer of ICC and the Chief Executive Officer of Engelhard/ICC. Mr. Gross served on the Board of Directors of Powerspectrum Inc., a private company involved in telecommunications from 1992 to July 27, 1993. From January 1982 to May 1984, Mr. Gross was employed in various capacities by International Mobile Machines Corporation, a publicly-held company engaged in the development of telecommunications systems and computer security devices, in which company he served as Executive Vice President from January 1982 until October 1983 and as Director for Corporate Development from October 1983 until April 1984. From 1968 to 1982, he was a practicing attorney in Philadelphia, Pennsylvania. He holds a Bachelor of Science degree in Accounting from Temple University, Philadelphia, Pennsylvania, and a Juris Doctor degree from Villanova University, Villanova, Pennsylvania.

                    David J. Reibstein, 46, was elected a director of the Company in August 1995 to fill a Class II vacancy. He has been the William S. Woodside Professor and Professor of Marketing at The Wharton School, University of Pennsylvania, since July 1980. Dr. Reibstein currently serves on the Board of Directors of each of Advantage Capital, Inc., a privately-held venture capital firm (since 1989), General Information Services, Inc., a privately-held computer services company (since 1983), and And One, Inc., a privately-held manufacturer of sports apparel (since 1994).

Class III - Term Expires 1997

                    William Spier, 60, has been Chairman of DeSoto, Inc., a detergent manufacturer, since May 1991, and has been the Chairman and President of Sutton Holding Company, a New York-based investment company, since 1989. Mr. Spier is also currently a director of Geotek Industries, Inc., a public telecommunications company (since June 1990), Video Lottery Technologies, Inc., a public company in the business of manufacturing gaming equipment (since March
1991), and Holmes Protection Group, a public security alarm systems company (since August 1994).

Directors Whose Terms Continue

                    The following directors will continue in office in accordance with the Company's Certificate of Incorporation and Bylaws and are not nominees for election at the 1995 Annual Meeting of Shareholders.

                                      (8)

Class I -- Term Expires 1996

                    Seth Joseph Antine, 27, was elected a director of the Company in May 1994 to fill a Class I vacancy. Since April 1993 he has been an independent financial consultant with an office in New York, New York. From January 1991 until April 1993, Mr. Antine was President of Gotham Food Corp., an owner and operator of several restaurants in New York, New York. From January 1990 until January 1991 Mr. Antine was an accountant with Laventhol & Horwath. Mr. Antine received a B.S. degree in accounting from Touro College in December 1989.

                    Jules M. Seshens, 51, was elected a director of the Company in May 1994 to fill a Class I vacancy. Mr. Seshens was also elected Vice President, Corporate Development of the Company in April 1995. He has been an independent venture capitalist/entrepreneur since May 1982 in the computer, telecommunications, energy services and environmental services industries. He has served as President of The Best Company, an environmental services company, from 1989 to 1992; Corporate Vice President of Marketing and Sales for ICC from 1985 to 1989; and Executive Vice President of General Data Systems, Ltd., a company engaged in providing consulting and computer-based products and services from 1982 to 1985. From May 1969 until May 1982, Mr. Seshens was employed by COMSHARE, Inc., an international computer services company, in various management positions, including Vice President and General Manager of the Microcomputer Division from July 1981 to May 1982 and, prior to that, as Vice President and General Manager of the Telephone/Telecommunications Industries Division. Mr. Seshens holds both a Bachelor of Science Degree and Master of Business Administration Degree from Temple University, Philadelphia, Pennsylvania.

Class III - Term Expires 1997

                    Bruce P. Murray, 49, was elected a director of the Company in February 1994 to fill a Class III vacancy. He served as Chairman of the Board from February 1994 through January 1995. He has been President of The Bannock Burn Group, Ltd., a management consulting firm, since April 1987. Mr. Murray received his B.S. degree from the United States Merchant Marine Academy and his M.S. degree from Rensselaer Polytechnic Institute.

                    Joseph R. Spalliero, 48, was elected a Class III director of the Company in January 1995 following the Company's acquisition of Tanon Manufacturing, Inc. ("Tanon"). Mr. Spalliero was also elected President and Chief Executive Officer of the Company in April 1995, and also serves as Chief Operating Officer of Tanon. Mr. Spalliero was formerly the Chairman and President of Tanon prior to the Company's acquisition of Tanon. Joseph Spalliero has over twenty-five years of management experience of increasing responsibilities in the manufacturing industry having produced a variety of electronics products. He founded Tanon in 1983 and served as its Chairman and CEO since inception. Mr. Spalliero was previously Vice President of Operations at Cronus Precision Products ("Cronus") which produced a broad range of precision watches. Prior to Cronus, Mr. Spalliero held several positions with manufacturing responsibilities for Intersil Corporation, Fairchild Semi Conductor and Teledyne Corporation.

Operation of Board of Directors and Committees

                    The Board of Directors holds regular meetings and special meetings when required. The Board has a standing Audit and Finance Committee, Compensation Committee and Nominating Committee which assist it in the discharge of its responsibilities. During 1994, the Board held fifteen (15) meetings.

                                      (9)

In 1994, each member of the Company's Board of Directors attended at least 70% of the meetings of the Board and of the committees on which he serves.

                    The members of the Audit and Finance Committee during 1994 were Messrs. Gross and Ellis. The only current member of the Committee is Mr. Antine. The Audit and Finance Committee reviews and reports to the Board on the scope and results of audits by the Company's independent auditors. It periodically reviews with the auditors the adequacy of the Company's system of internal controls, and periodically reviews with management and the independent auditors compliance with the Company's policies concerning business ethics and conflicts of interest. It recommends a firm of certified public accountants to serve as auditors of the Company, subject to approval by the Board and ratification by the shareholders, authorizes all audits and other professional services rendered by the independent auditors and periodically reviews the independence of the auditors. The Audit and Finance Committee is responsible for overseeing, on behalf of the Board, the financial structure of the Company and making recommendations to the Board with respect to any changes in the financial structure of the Company which require Board approval. The Committee did not meet in 1994.

                    The members of the Compensation Committee during 1994 were Messrs. Ellis, Seshens and Murray. The current members are Messrs. Murray and Antine. The Compensation Committee, which consists of directors who are not employees of the Company, makes recommendations to the Board with respect to the salaries of officers of the Company, and with respect to the participants, annual guidelines and amounts of awards to be made under the Management Incentive Compensation Plan. The Compensation Committee also determines the recipients and amounts of awards to be made under the 1972 Stock Option Plan. The Compensation Committee met six (6) times and acted by unanimous written consent three (3) times in 1994.

                    The Nominating Committee meets once each year to consider nominees for director to be presented to the Annual Meeting of Shareholders and meets at other times if necessary. The Nominating Committee will consider nominees recommended by shareholders. Any shareholder who wishes to present a person for consideration by the Nominating Committee as a nominee at the 1996 Annual Meeting must submit the resume of such person to the Secretary of the Company so that it is received at the Company's principal executive offices no later than May 31, 1996. The current members of the Nominating Committee are Messrs. Gross, Seshens and Spalliero. The Nominating Committee met one (1) time in 1994.

                    Messrs. Gross and Hauser are directors of ICC and Mr. Spier is a director of each of Geotek Industries, Inc., Video Lottery Technologies, Inc. and Holmes Protection Group, each of which has securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). No other director of the Company holds any other directorships in a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Compensation of Directors.

                    From January 1, 1994 through July 31, 1994 the moratorium on directors' fees for non-employee directors implemented in November 1993 continued, with all non-employee directors serving without receiving meeting fees or annual retainer fees. Effective August 1, 1994, the Compensation Committee recommended, and the Board of Directors approved, an annual stipend of $50,000, payable in monthly installments to Mr. Murray and Mr. Seshens, in consideration for extraordinary services to be

                                      (10)
rendered by them in connection with the acquisition of an equity interest in BarOn Technologies, Ltd. ("BarOn") and the acquisition of Tanon. See "Transactions With Management and Others". During 1994, Mr. Murray and Mr. Seshens each received $20,833 in consideration for such services during the five month period ended December 31, 1994. The other non-employee directors continued to serve during 1994 without receiving any meeting fees or retainer fees. All non-employee directors are reimbursed by the Company for all reasonable out-of-pocket expenses incurred in attending Board and Committee meetings, as well as other business performed on behalf of the Company.

                    In January 1995, the Compensation Committee recommended, and the Board of Directors approved, an increase in the annual stipend payable to Messrs. Murray and Seshens to $150,000 each and an annual stipend of $75,000 payable to Mr. Gross, in each case payable in equal monthly installments in consideration for providing extraordinary services to the Company throughout the year. Effective March 31, 1995, after receiving stipend payments for three months, the stipends payable to Messrs. Murray and Gross were suspended indefinitely. The Company continues to pay Mr. Seshens an annual stipend of $150,000 in consideration for his services.

                    1991 Directors Plan. In 1991, the Board of Directors adopted, and the shareholders approved, the 1991 Stock Option Plan for Non-Employee Directors (the "1991 Directors Plan"). The 1991 Directors Plan provided for grants of options to "non-employee directors" of the Company. A "non-employee director" is a director who is not an employee of the Company and who has not been an employee of the Company for a period of at least one year prior to the grant of an option under the 1991 Plan. Under the 1991 Directors Plan, commencing with the 1991 Annual Meeting of Shareholders, each person who was a non-employee director immediately after the Annual Meeting of Shareholders became entitled to receive, on the date of the Annual Meeting, an option to purchase 2,000 shares of Common stock. The 1991 Directors Plan was terminated effective March 10, 1994 but options with respect to an aggregate of 6,000 shares previously granted under the plan remain outstanding and in effect in accordance with their original terms. The exercise prices to purchase shares under such options are equal to the fair market value of the Company's Common Stock on the date of grant of the respective options.

                    Non-Employee Directors Plan. In March 1994 the Board of Directors adopted, and in May 1994 the shareholders approved, the Company's Non-Employee Directors Plan for Non-Employee Directors (the "Non-Employee Directors Plan"). An aggregate of 400,000 shares has been reserved for issuance under the Non-Employee Directors Plan. Under the terms of the Non-Employee Directors Plan, each person who is an Eligible Director (as defined in the Non-Employee Directors Plan) on March 10, 1994 (the "Effective Date") and each person who becomes an Eligible Director thereafter will be granted an option to purchase 50,000 shares of Common Stock. The Non-Employee Directors Plan also provides for the grant of an additional option to purchase 10,000 shares of Common Stock to the individual serving as Chairman of the Board on and after the Effective Date. There is in each case a vesting date which may be accelerated under certain circumstances. As of August 15, 1995, options to purchase a total of 400,000 shares have been granted. The exercise prices to purchase shares under such options are equal to the fair market value of the Company's Common Stock on the date of grant of the respective options. In approving the Non-Employee Directors Plan, the Board considered a variety of factors, including the reduction in amount and subsequent suspension of payment of fees payable to non-employee directors of the Company, the significant commitment of time required from members of the Board to address the issues arising out of the financial difficulties experienced by the Company in recent periods and the importance to the Company and its shareholders of attracting and retaining the services of experienced and knowledgeable independent directors. Only non-employee directors of the Company may participate in the Non-Employee Directors Plan. The Chief Executive Officer, other executive officers, officers and

                                      (11)
employees of the Company are not eligible to participate in such plan. For a summary of the provisions of the Non-Employee Directors Plan, see "Proposal 4".

                    The following table sets forth the number of options granted under the Non-Employee Directors Plan to the named non-employee directors in 1994. The per share fair market value of the Company's Common Stock on February 28, 1994, the grant date for options granted to Messrs. Murray and Ellis, was equal to the per share exercise price for such options of $3.50. The per share fair market value on March 21, 1994, the grant date for options to Mr. Gross, was equal to the per share exercise price for such options of $3.25. The per share fair market value of the Company's Common Stock on May 2, 1994, the grant date for the options granted to Messrs. Seshens and Antine was equal to the per share exercise price for such options of $4.31.

                          Non-Employee Directors Plan

                      Name and Position                                    Number of Options(1)
                      -----------------                                    --------------------

Bruce P. Murray..............................................                     60,000
  Director (Former Chairman of the Board)

Jules M. Seshens.............................................                     50,000
  Director

G. Corson Ellis..............................................                     50,000
  Director

Seth Joseph Antine...........................................                     50,000
  Director

Irwin L. Gross...............................................                     50,000
  Director (current Chairman of the Board)

- -------------------

(1) Options vest on specified dates or, in certain instances, upon the achievement of Operating Profitability as defined in the plan. As of July 31, 1995, 45% of such options granted to Seshens and Antine are currently exercisable and 45% of such options granted to Messrs Murray, Ellis and Gross are currently exercisable.

                                      (12)

                               EXECUTIVE OFFICERS


            Name                        Age          Position with the Company
            ----                        ---          -------------------------

Irwin L. Gross                          51           Chairman of the Board of Directors since April 1995

Joseph R. Spalliero                     48           President and Chief Executive Officer since April 1995

Jonathan R. Wolter                      44           Treasurer and Vice President, Finance since January 1995

Jules M. Seshens                        51           Vice President, Corporate Development since April 1995


                    Jonathan R. Wolter was elected Treasurer and Vice President, Finance in January 1995 following the Company's acquisition of Tanon. Mr. Wolter also serves as the Chief Financial Officer of Tanon. Mr. Wolter joined Tanon in December 1993 and was the Corporate Controller of Failure Analysis Associates, Inc., an international engineering firm, and its parent, The Failure Group, Inc., for the three and one half years ended September 1993 during which time Failure Analysis Associates completed its initial public equity offering. Prior to this, Mr. Wolter was Vice President and Treasurer of First Republic Bancorp, Inc., a public bank holding company in San Francisco, a position he held for three years. From 1975 through 1986, he was employed by Arthur Andersen LLP, most recently as a senior audit manager. Mr. Wolter earned his BS degree from the University of California at Berkeley in 1975 after serving in the US Air Force. He is a Certified Public Accountant.

                    Certain information concerning the other executive officers is set forth above under "Election of Directors."

                    The executive officers of the Company are elected by, and serve at the discretion of, the Board of Directors.

                                      (13)

                       COMPENSATION OF EXECUTIVE OFFICERS

                    The following Summary Compensation Table sets forth, for the three fiscal years ended December 31, 1994, the compensation for services in all capacities earned by the person who served as the Chief Executive Officer of the Company in 1994. No other executive officer of the Company received or accrued compensation exceeding $100,000 in fiscal year 1994.

                           Summary Compensation Table

                                         Annual Compensation                          Long-Term Compensation
                               ----------------------------------------   -----------------------------------------------
                                                                                      Awards                  Payouts
                                                                          ------------------------------  ---------------

                                                              Other                        Securities        Long-Term
                                                              Annual         Restricted    Underlying        Incentive     All Other
   Name and Principal                                        Compen-           Stock        Options/           Plan         Compen-
        Position          Year   Salary($)       Bonus($)   sation($)       Award(s)($)      SARs(#)        (Payouts($)    sation($)
        --------          ----   ---------       --------   ---------       -----------      -------        -----------    ---------

Charles A. Milo.........  1994    $110,644       $ 10,000        ---             ---         342,000(6)          ---       $1,581(4)
 Former President         1993     100,000        120,000(2)     ---             ---          97,000(3)          ---        2,927(4)
 and CEO(1)               1992      46,154           ---         ---        $100,000(5)             ---          ---          ---

- -----------

(1) Mr. Milo resigned as President and Chief Executive Officer and as director of the Company on February 2, 1995.

(2) Includes a $105,000 bonus paid in 1993 pursuant to an Employment Agreement executed in 1992.

(3) Options granted in 1993 pursuant to the Company's 1972 Stock Option Plan. The exercise prices for such options are equal to $ 1.688 with respect to 2,000 shares and $1.625 with respect to 95,000 shares. Such exercise prices are equal to the fair market value of the Company's Common Stock on the respective dates of grant.

(4) Represents Company's contribution to Company's 401(k) Savings Plan (which covers employees who have completed six months of service).

(5) Represents 31,124 shares of Common Stock comprising a portion of the consideration paid by the Company in connection with the acquisition of assets and stock of entities affiliated with Mr. Milo. The closing market price per share of the Company's Common Stock as reported on the NYSE on the date of award was $3.21. The closing price per share reported on the NYSE on December 30, 1994 was $8.25.

(6) Options granted in 1994 pursuant to the Company's 1972 Stock Option Plan, as amended (the "1972 Stock Option Plan"). Options to purchase 2,000 shares have an exercise price of $1.125, or 100% of the fair market value on January 2, 1994, the date of grant, and vest at the rate of 25% annually commencing January 2, 1995; options to purchase 20,000 shares have an exercise price of $2.00, or 85% of the fair market value on the date of grant, January 20, 1994, and all such options vested on January 20, 1995; options to purchase 250,000 shares have an exercise price of $4.44, or 100% of the fair market price on May 17, 1994, the date of grant, and vest at the rate of 33 1/3% per year commencing May 17, 1995; options to purchase 50,000 shares have an exercise price of $4.375, or 100% of the fair market price on May 2, 1994, the date of grant, and vest at the rate of 25% per year commencing May 2, 1995; and options to purchase 20,000 shares have an exercise price of $3.78 or 85% of the fair market value on May 17, 1994, the date of grant, and vest on May 17, 1995. The 1972 Stock Option Plan, as amended was adopted to assist in the Company's retention

                                      (14)
    of high quality personnel and to provide key employees with additional incentive to contribute to the success of the Company through the grant of options to purchase shares of the Company's Common Stock. The 1972 Stock Option Plan provides for the grant of non-qualified stock options and "incentive stock options" as that term is defined in Section 422 of the Internal Revenue Code. Of the options granted to Mr. Milo in 1994 and 1993, options to purchase 348,125 shares were cancelled upon Mr. Milo's resignation on February 2, 1995 and options to purchase 90,875 shares were exercised following such resignation.

    The following table sets forth information concerning grants of options to purchase Common Stock to the named executive officer during the fiscal year ended December 31, 1994.

                                       Option/SAR Grants in Last Fiscal Year


                                                                Individual Grants
                                -------------------------------------------------------------------------------
                                      Number of           Percent of
                                     Securities             Total
                                     Underlying          Options/SARs                                                   Grant
                                      Options/            Granted to                                                    Date
                                        SARs             Employees in          Exercise or          Expiration         Present
             Name                   Granted(#)(2)        Fiscal Year         Base Price($/sh)          Date            Value(3)
             ----                   -------------        ------------        ----------------       ----------        ---------

Charles A. Milo.........                2,000                 0.2%                $1.125            1/03/2004          $1,229
Former President                       20,000                 2.2%                 2.00             1/19/2004          31,217
and CEO(1)                             50,000                 5.4%                 4.375            5/01/2004         139,960
                                       20,000                 2.2%                 3.78             5/16/2004          69,084
                                      250,000                27.1%                 4.44             5/16/2004         755,225

- -----------

    (1) Mr. Milo resigned as President and Chief Executive Officer and as director of the Company on February 2, 1995.

    (2) For information regarding such options, see footnote (6) to the Summary Compensation Table.

    (3) Based on the Black-Scholes American option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under the model are based on arbitrary assumptions as to variables such as a risk free rate of return based upon the interest rate on 10 year treasury notes on the date of grant, stock price volatility over a three year period, dividend yield of zero, no presumption of early exercise and no adjustment for non-transferability or risk of forfeiture.

    The following table sets forth information concerning the exercise of options to purchase the Company's Common Stock by the named executive officer during the fiscal year ended December 31, 1994 as well as the number and potential value of unexercised options (both options which are presently exercisable and options which are not presently exercisable) as of December 31, 1994.

                                      (15)

            Aggregated Option/SAR Exercises in Last Fiscal Year and
               Fiscal Year-End Values of Unexercised Option/SARs


                                                                                         Number of              Value of
                                                                                        Securities            Unexercised
                                                                                        Underlying            In-The-Money
                                                                                        Unexercised           Options/SARs
                                                                                       Options/SARs            at Fiscal
                                                                                         at Fiscal                Year
                                                                                      Year-End(#)(1)           End($)(2)
                                                                                      --------------           -----------
                                                   Shares
                                                 Acquired on          Value            Exercisable/           Exercisable/
                    Name                         Exercise(#)       Realized($)         Unexercisable         Unexercisable
                    ----                         -----------       -----------         -------------         -------------
Charles A. Milo.........................            ----               ----                43,000/             $ 284,844/
Former President and CEO                                                                  396,000              $1,732,556

- -------------------

    (1) For information regarding such options, see footnotes (3) and (6) to the Summary Compensation Table.

    (2) Based on the closing price per share reported on the NYSE on December 30, 1994 of $8.25.

    The named executive officer was not granted options or rights which were the subject of any repricings.

    In view of the recent changes to existing tax laws, the Company presently is considering what action, if any, it will take with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code. Effective January 1, 1994, Section 162(m) of the Code limits deductions for compensation paid to or accrued for any officer named in the Summary Compensation Table to $1,000,000 per annum. Certain types of compensation which qualify as performance-based compensation are not subject to the specified limit on deductibility.

    Equity Incentive Plan. On May 17, 1994, the Board of Directors adopted the Company's Equity Incentive Plan, which was approved by the shareholders of the Company at the Special Meeting of Shareholders held on June 28, 1994. The Equity Incentive Plan provides for the granting of awards ("Awards") to directors (whether or not employees), officers, employees and consultants in the form of stock options, stock appreciation rights ("SARs"), restricted stock awards ("Restricted Stock Awards") and deferred stock awards ("Deferred Stock Awards"). The variety of awards authorized by the Equity Incentive Plan is intended to give the Company flexibility to adapt the Company's compensation practices as the business environment in which it operates changes. The Board of Directors believes that the Equity Incentive Plan provides a method whereby certain directors, officers, employees and consultants can share in the long-term growth of the Company. The aggregate number of shares of Common Stock reserved for issuance under the Equity Incentive Plan is 3,000,000 shares. During 1994 options to purchase 1.8 million shares were granted to five non-employee directors, each with exercise prices equal to the fair market value of the Company's Common Stock on the date of grant of the respective options. For a summary of the provisions of the Equity Incentive Plan, see "Proposal 5."

                                      (16)

    The following table sets forth the number of options granted under the Equity Incentive Plan to the named non-employee directors of the Company in 1994. The per share fair market value of the Company's Common Stock on May 17, 1994, the grant date for the options granted to the persons named in the table below, was $4.44, and the exercise price for all such options was $4.44. Each option has a term of ten (10) years.

                             Equity Incentive Plan


                         Name and Position                                           Number of Options(1)
                         -----------------                                           --------------------
Bruce P. Murray.....................................................                         200,000
  Director (former Chairman of the Board)

Irwin L. Gross......................................................                       1,000,000
  Director (current Chairman of the Board)

G. Corson Ellis.....................................................                         200,000
  Director

Jules M. Seshens....................................................                         200,000
  Director

Seth Joseph Antine..................................................                         200,000
  Director

- ------------

   (1) Options are exercisable cumulatively in three equal annual installments, with the first installment exercisable on May 17, 1995.

    Management Incentive Compensation Plan. In 1988, the Board of Directors adopted a Management Incentive Compensation Plan to replace a plan that had been adopted in 1975. The Management Incentive Compensation Plan provides for the establishment of target and maximum levels of incentive awards as a percentage of salary, except that the minimum award may never exceed 60% of salary. Awards are based upon the achievement of predetermined goals with respect to Company performance, business unit performance and/or individual performance. Awards for the fiscal year ended December 31 are paid in the subsequent fiscal year. In fiscal 1994, no awards were made under this Plan which is administered by the Compensation Committee and the Board of Directors.

    401(k) Savings Plan. The Company's 401(k) Savings Plan (the "401(k) Plan) covers employees who have completed six months of service. Each active participant may enter into a salary deferral agreement in an amount equal to not less than one percent (1%) nor more then 8% of annual compensation. The Company also contributes an amount equal to $.50 for each $1.00 by which a participant defers compensation up to a maximum of 4% of such participant's compensation. The Company may make a discretionary additional contribution in any year in an amount equal to a percentage of compensation specified by the Board of Directors. Participants' deferred income contributions fully vest when made; Company contributions vest at a rate of 20% per year of service. No discretionary contribution was made by the Company for fiscal 1994.

    All contributions paid by the Company under the 401(k) Plan are maintained in individual participant accounts. Upon retirement, termination of employment or death, the participant's entire vested interest in the account is distributed to the participant or his or her designated beneficiary.

                                      (17)

    A participant who has attained age 59 1/2 or sustained a serious financial hardship may make withdrawals from the vested portion of his or her account attributable to salary deferral contributions. In the discretion of the Plan Administrator, a participant may obtain a loan in an amount up to 50% of the portion of the participant's account attributable to salary deferral contributions. In no event may a participant borrow more than $50,000 less the amount of any loans repaid within the preceding 12 months. The minimum loan from the 401(k) Plan is $1,000.

    1972 Stock Option Plan. The Company's 1972 Stock Option Plan provides for the grant of non-qualified stock options and "incentive stock options" as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options granted under the 1972 Stock Option Plan on or after January 1, 1976, and exercised on or after January 1 1981, are eligible for incentive stock option treatment (subject to certain dollar limitations). Other options granted under the 1972 Stock Option Plan are treated as non-qualified stock options.

    An aggregate of 1,850,000 shares of Common Stock has been reserved for issuance under the 1972 Stock Option Plan. As of August 15, 1995, options to purchase 1,313,946 shares have been granted under the 1972 Stock Option Plan (net of cancellations) and there remain 401,247 shares reserved for issuance thereunder (subject to adjustment under certain circumstances).

Additional Information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions.

    The members of the Compensation Committee for the Company in 1994 were Bruce
P. Murray, G. Corson Ellis and Jules M. Seshens, during which time none of such members were employees or officers of the Company. The current members of the Compensation Committee are Messrs. Murray and Seth Joseph Antine.

                                      (18)

                             CORPORATE PERFORMANCE

    The following graph compares the cumulative total shareholder return for the last five years for the Company's Common Stock to the annual cumulative total returns of (i) the Russell 2000 Index, (ii) a Peer Group and (iii) a Market Weighted Peer Group.

                              [PERFORMANCE GRAPH]


===================================================================================================================================
                                              1989          1990          1991           1992          1993              1994
- -----------------------------------------------------------------------------------------------------------------------------------
Electronic Associates                         100          65.22         95.65          65.22          43.48            286.96
- -----------------------------------------------------------------------------------------------------------------------------------
Russell 2000                                  100          78.54        112.85         131.30         153.64            148.76
- -----------------------------------------------------------------------------------------------------------------------------------
Peer Group                                    100          63.29         51.87           69.67         87.05            125.38
- -----------------------------------------------------------------------------------------------------------------------------------
Market Weighted Peer Group                    100          82.29         76.58          113.57        121.34            174.97
===================================================================================================================================

                                      (19)

          The above graph compares the performance of Electronic Associates, Inc. with that of (i) the Russell 2000 Index, (ii) a peer group comprised of companies having the same standard industrial classification (SIC) code as the Company's contract manufacturing business (SIC 3672), and (iii) a weighted market peer group comprised of companies having an SIC 3672 classification and a peer group comprised of companies having the same SIC classification as the Company's former field service business (SIC 7370) and having a market capitalization comparable to that of the Company. The performance of companies in each of these SIC segments was weighted in the market weighted peer group by market capitalization at the close of each year for a five year period. Performance of the overall market weighted peer group was weighted by corporate sales at the close of each year for a five year period. The peer groups in the market weighted peer group were weighted 80% toward contract manufacturing and 20% toward field service to reflect the discontinuation of the Company's field service operations in fiscal 1993 and exclusive concentration on contract manufacturing. The contract manufacturing peer group companies are: Data Design Laboratories, Inc., Elexsys International, Inc., Intelligent Systems Corp. and Parlex Corporation. The field service peer group companies are: Halifax Corp. and American Management Systems, Inc. Because the Company is no longer in the field service business (SIC 7370), it has determined to use, hereafter, the peer group comprised of the companies in SIC 3672, rather than the market weighted peer group which is also included for this year for comparative purposes.

    The graph assumes $100 invested on December 31, 1989 and that dividends are reinvested monthly. Total return calculations were performed by D.F. King & Co., Inc. using the data bases of Standard & Poor's Compustat Services, Inc.

                                      (20)

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors has furnished the following report on executive compensation through December 31, 1994.

    The Compensation Committee is comprised of independent, non-employee directors. It is charged with the responsibility of developing and recommending executive compensation policies and specific salaries of the Company's executive officers for consideration by the Board of Directors.

Compensation Philosophy

    The Company's executive compensation program is designed to attract, motivate and retain key executives for the management and long term success of the Company.

    Compensation programs include salary and incentive plans. Such plans are reviewed on an annual basis to evaluate the relevance of the plan to both Company and industry circumstances. The goals of the annual compensation programs include objective evaluation of management performance and relating total compensation to the success of the Company.

    The Company's executive compensation programs have three principal components: base salary, incentive compensation awards and stock option grants. Salary levels reflect performance against stated goals, the amount of responsibility assumed in each position and the overall results of the Company. The type and amount of incentive compensation is a function of the performance of both Company and individual participants in the particular plan. Such compensation is directly linked to the Company's financial performance through a cash based variable incentive component and is linked to the growth in the value of the Company's stock through a stock option program. In principle, incentive compensation is considered the premier method of creating total commitment of participants to the success of the Company in the long term. The Compensation Committee believes these components collectively provide an appropriate relationship between an executive's compensation and the Company's financial performance.

    In view of the recent changes to existing tax laws, the Company presently is considering what action, if any, it will take with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

Compensation

    The Compensation Committee reviews the performance of the chief executive officer and other officers of the Company annually. The Compensation Committee makes recommendations to the Board with respect to salaries and awards to be made under the Management Incentive Compensation Plan. The Compensation Committee also determines recipients and the number of shares to be covered by option grants under the 1972 Stock Option Plan to all employees, including officers. Salaries, incentive compensation and stock option grants for executive officers are determined by evaluating the performance of the individuals reviewed and their contributions to the performance of the Company, their responsibilities, experience and potential, their period of service at current salary and compensation practices for comparable positions at other companies. Financial results, nonfinancial measures and the chief executive officer's evaluation of other executive officers are considered.

                                      (21)

    Mr. Milo assumed the duties of President and Chief Executive Officer in November 1993 at which time his annual compensation was set at $160,000. In connection with a cost containment program undertaken by all the Company, in January 1994, compensation of most employees was reduced by 20% and Mr. Milo voluntarily reduced his annual compensation by 50%. In addition, in January 1993, the Compensation Committee recommended and the Board of Directors implemented a 25% reduction in non-employee directors' fees, including the annual fee paid to the Chairman of the Board. Further, effective November 1, 1993, the Compensation Committee recommended, and the Board of Directors implemented, a moratorium on non-employee directors' fees, including the fee paid to the Chairman of the Board.

    In order to attract and retain the services of experienced and independent non-employee directors and in light of the implementation of the moratorium on directors' fees, the Board of Directors and shareholders approved the Non-Employee Directors Plan for Non-Employee Directors.

Incentive Compensation Plan

    Under the Company's Management Incentive Compensation Plan, cash awards may be granted if and to the extent that predetermined goals with respect to Company performance, business unit performance and/or individual performance are met. No awards were granted for the fiscal year ended December 31, 1994.

Stock Option Program

     One of the primary purposes of the Company's stock option program is to provide additional incentives to employees to work toward improving the Company's performance and, in turn, maximize shareholder value. The option program also utilizes vesting periods to encourage key employees to continue in the employ of the Company.

    The Company has not recently made incentive compensation awards under the Management Incentive Compensation Plan. Effective January 1994 it implemented a 20% salary reduction for all employees including officers and a 50% salary reduction for the chief executive officer. In view of these circumstances, the grant of stock options is a means for the Company to provide incentives to attract and retain executives and other employees.

                             1994 COMPENSATION COMMITTEE

                                      G. Corson Ellis
                                      Bruce P. Murray
                                      Jules M. Seshens

                              1995 COMPENSATION COMMITTEE

                                      Bruce P. Murray
                                      Seth Joseph Antine

                                      (22)

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

    Milo Acquisition and Related Agreements. On May 29, 1992, the Company completed the acquisition of assets of Milo Technologies, Inc. ("MTI") and the acquisition of all of the outstanding stock of Milotec S.A. de C.V. ("Milotec") (collectively, the "Milo Acquisition") for a total consideration of $900,000 (the "Consideration") consisting of $300,000 cash, $100,000 of the Company's Common Stock (31,124 shares) and $500,000 in promissory notes, of which $100,000 was paid in August 1993. On May 31, 1994, pursuant to the terms of agreements among Mr. Milo, MTI, the Company, and the investors in a private placement of securities made by the Company in February 1994, all of the outstanding debt of the Company to MTI and Mr. Milo ($338,366 at that date) was converted into 398,042 units of securities of the Company, each unit consisting of one share of Common Stock, one Class A Warrant and one Class B Warrant.

    Charles A. Milo and Loretta Milo, his wife, are the holders of all of the stock of MTI and Mr. Milo was the holder of substantially all of the stock of Milotec. At the closing of the Milo Acquisition, the Company entered into non-compete agreements with Charles Milo and Loretta Milo. Of the consideration paid in the Milo Acquisition, $350,000 represents the amount payable under the terms of non-compete agreements between the Company and each of Charles Milo and Loretta Milo. Under the terms of the respective non-compete agreements, each of Charles Milo and Loretta Milo agreed (i) not to engage directly or indirectly in business substantially similar to the Company's contract manufacturing business nor to compete with such business in the continental United States, Puerto Rico or foreign countries in which MTI or Milotec had conducted such businesses, and
(ii) not to solicit business nor to interfere with the business, goodwill, or customers of the Company, Milotec or any of their subsidiaries or affiliates, for the respective terms of their agreements with the Company. The term of Mr. Milo's non-compete agreement is five years ending May 1997, and the term of Mrs. Milo's non-compete agreement was one year, which expired in May 1993.

    At the closing of the Milo Acquisition, the Company entered into an employment agreement ("1992 Employment Agreement") with Mr. Milo. Pursuant to the 1992 Employment Agreement, Mr. Milo was employed for a term of three years commencing May 1992, as the Site Manager at the Company's Tucson, Arizona facility and the Milotec facility in Nogales, Mexico at an annual compensation of $80,000. In December 1992, Mr. Milo assumed the duties of General Manager of the Company's contract manufacturing division, and in November 1993, Mr. Milo assumed the duties of President and Chief Executive Officer of the Company at an annual salary of $160,000. In November 1993, Mr. Milo entered into a 1993 Employment Agreement ("1993 Employment Agreement") with the Company relating to his services as President and Chief Executive Officer superseding a March 1993 Employment Agreement. In January 1994, Mr. Milo voluntarily reduced such salary by 50% in connection with a cost containment program undertaken by the Company in which the compensation of most employees was reduced by 20% in exchange for options to purchase 40,000 shares of Common Stock of the Company at an exercise price of $1.9656 per share, which is equal to 85% of the fair market value on January 20, 1994, the date granted. The 1992 Employment Agreement remained in effect with respect to a cash bonus and certain stock options discussed below.

    Under the terms of the 1992 Employment Agreement, Mr. Milo became entitled to certain benefits and expenses including (i) bonus payments of $105,000 and $50,000 due January 8, 1993 and May 1, 1995, respectively, (ii) options to purchase 2,000 shares of the Company's Common Stock on each of January 1993 and 1994 at an exercise price of $1.69 and $1.13, respectively, and (iii) options to purchase 5,000 shares of the Company's Common Stock upon completion of the three year term of

                                      (23)
the 1992 Employment Agreement at an exercise price to be determined based upon the fair market value in May 1995. The bonus payment to Mr. Milo and the payment of $100,000 pursuant to one of the notes given by the Company in connection with the purchase of MTI due in January 1993, were deferred, but were paid in full in August 1993, together with accrued interest. Payment of a note in the initial principal amount of $400,000 given by the Company in connection with the acquisition was also deferred in connection with the restructuring of the Company's bank indebtedness in March 1993. In August 1993 the terms of the note were amended to provide for nineteen monthly installment payments of principal and interest in the approximate amount of $19,926 each commencing on August 15, 1993 and a final payment of approximately $16,800 in March 1995. Mr. Milo agreed to suspend such payments as of January 1994. On May 31, 1994 such note was converted into 398,042 units as discussed above. See "Milo Employment Agreement and Separation Agreement" below.

    Contemporaneous with the Milo Acquisition, the Company entered into a sublease with MTI for approximately 4,900 square feet of space in Tempe, Arizona. The term of the sublease was twelve months commencing May 1992 at a base rent of $1,960 per month plus utilities and applicable taxes. The term of the sublease was not extended and under its terms the Company was obligated to pay one half of the rent and expenses for the eight months of the primary lease term ending January 1994 or approximately $7,300.

    The Company also entered into a lease with Charles A. Milo and Loretta Milo for 33,120 square feet of office, manufacturing and warehouse space in Tucson, Arizona for a term of five years, commencing June 1, 1992. The current monthly rental is $15,235. The Company has an option to extend the term of the lease for an additional five year period.

    Milo Loan. On September 15, 1994, Charles A. Milo borrowed $160,000 from the Company. The loan was repayable interest only, monthly, at the prime rate plus 2.25%, with the principal being due, in full, on September 15, 1996. The loan was secured by a pledge of 31,000 shares of the Company's Common Stock which Mr. Milo owns jointly with his wife. On February 2, 1995, pursuant to the terms of the Separation Agreement with Mr. Milo, such loan was cancelled by the Company with Mr. Milo having no further liability thereunder.

    Milo Employment Agreement and Separation Agreement. Mr. Milo entered into an Employment Agreement with the Company dated as of November 15, 1993 (the "1993 Agreement") pursuant to which he served as President and Chief Executive Officer of the Company. The 1993 Agreement, which superseded a March 1993 Employment Agreement between Mr. Milo and the Company, provided for a two year term and an annual salary of $160,000. During the term of his employment by the Company, Mr. Milo was eligible to participate in the Company's Management Incentive Compensation Plan and other benefits plans, as provided by the Company from time to time subject to eligibility standards which apply to other officers of the Company. The Company was obliged to provide living accommodations to Mr. Milo in the West Long Branch, New Jersey area. From January 20, 1994 until July 15, 1994, Mr. Milo voluntarily reduced his annual compensation by 50% to $80,000 in connection with a cost containment program undertaken by the Company pursuant to which the compensation of most employees was reduced by 20%. On July 15, 1994, Mr. Milo's annual salary was raised to $128,000 or 80% of his base salary. Under the terms of a 1992 employment agreement between Mr. Milo and the Company, Mr. Milo was also entitled to receive a $50,000 bonus and options to purchase 5,000 shares of the Company's stock in May 1995.

    On February 2, 1995, pursuant to negotiations which had commenced in November, 1994, Charles A. Milo resigned as President and director of the Company to pursue other interests. On that date, the

                                      (24)

Company entered into a separation agreement with Mr. Milo (the "Separation Agreement") pursuant to which (i) the Company agreed to pay him his regular compensation as an employee through March 31, 1995, (ii) Mr. Milo was deemed to have earned his $50,000 bonus, which was payable in four equal installments through March 31, 1995, (iii) the loan to Mr. Milo by the Company on September 15, 1994 in the principal amount of $160,000 was cancelled with Mr. Milo having no further liability thereunder, (iv) the Company paid to Mr. Milo a $10,000 fee for services to be rendered in connection with the closure or sale of the Company's Mexican facility, and (v) the exercise period for certain options held by Mr. Milo and his wife was extended to September 30, 1995. Mr. Milo agreed to limit the sale of his shares of Common Stock in the Company during the two calendar quarters following his resignation to 100,000 shares per each quarter and to limit the sale of his Shares of Company Common Stock during the next six calendar quarters to those shares which he is eligible to sell pursuant to Rule
144. After such period, there will be no further restrictions on the sale of his shares.

    Separation Agreements with Messrs. Parton and Coe. Effective May 2, 1994 Charles T. Parton, former Chairman of the Company's Board of Directors, and Bruce F. Coe resigned as directors of the Company. Options granted to each of them under the Company's Non-Employee Directors Plan were cancelled and, in substitution therefor, the Board of Directors awarded 5,000 shares of Common Stock to Mr. Parton and 4,000 shares of Common Stock to Mr. Coe. In addition, the vesting of options to purchase 6,000 shares of Common Stock previously granted to each of Messrs. Parton and Coe under the 1991 Directors Plan was accelerated by the Board of Directors and the Company paid $8,750 and $5,000 to Messrs. Parton and Coe, respectively. The 12,000 options granted to Messrs. Parton and Coe under the 1991 Directors Plan were exercised in May, 1994.

    Bannock Burn Consulting Services. The Bannock Burn Group, Ltd. of which Bruce Murray, a director, is President, performed consulting services for the Company in fiscal 1994, for which it was paid an aggregate of $47,957.

    Consulting Agreement with Irwin L. Gross. The Company entered into an agreement with Irwin L. Gross in March 1994 pursuant to which Mr. Gross will provide consulting services and financial advice, for a term of five years ending March 1999. In consideration for such services Mr. Gross received a warrant to purchase 262,000 shares of the Company's Common Stock exercisable 50% on the first anniversary and 50% on the second anniversary of the date of grant at a price of $2.77 per share until March 21, 1999. The closing price of the Company's Common Stock on the date of grant was $3.25, as reported on the NYSE.

    Directors' Compensation. For information with respect to the Company's agreements to pay stipends to certain directors in consideration for their extraordinary services to the Company, see "Election of Directors - Compensation of Directors."

    Tanon Acquisition and Related Agreements. On January 4, 1995, the Company acquired Tanon pursuant to a certain acquisition agreement. Tanon was merged with a newly-formed wholly-owned subsidiary of the Company and the Company issued 1,538,462 shares of Common Stock of the Company with an appraised value of $13,077,000 in exchange for all of the remaining outstanding shares of Common Stock of Tanon. Of such shares, Joseph R. Spalliero received 992,259 shares of Common Stock of Company in exchange for 1,090,000 shares of Tanon Common Stock. Mr. Spalliero's children received an aggregate of 18,204 shares of Company Common Stock in exchange for 20,000 shares of Tanon Common Stock. In addition, the Company granted to certain option holders of Tanon, in exchange for their options to purchase Tanon capital stock, options to purchase approximately 201,000 shares of Company Common Stock at a weighted average exercise price of $1.05 per share with an appraised value of $1,383,000. Of such options (i) Mr. Spalliero and his children received fully vested options to purchase an aggregate of 7,553 shares at an exercise price of $0.99 per share in exchange for their options to purchase shares of Tanon capital stock, and (ii)

                                      (25)

Jonathan R. Wolter received options to purchase 9,103 shares of Common Stock at an exercise price of $1.25 per share vesting proportionately over 3 years and 3,154 shares at an exercise price of $0.99 per share which are fully vested.

    Upon consummation of the acquisition of Tanon, the Company, through its wholly-owned subsidiary, Tanon, entered into an Employment Agreement with Joseph
R. Spalliero (formerly the Chairman and President of Tanon), pursuant to which Mr. Spalliero has been engaged as the Chief Operating Officer of Tanon to serve for a term commencing on January 4, 1995 and ending on January 3, 1997. Mr. Spalliero will receive an annual base salary of $240,000. In addition, the Company granted to Mr. Spalliero, at closing, incentive and non-incentive stock options to acquire an aggregate of 350,000 shares of Common Stock of the Company at an exercise price equal to $8.50 per share, which was the fair market value on January 4, 1995, the date of grant with respect to 305,000 shares, and $9.35 per share, which was 110% of the fair market value with respect to 45,000 shares on January 4, 1995, the date of grant. Such options will vest proportionately over three years. Mr. Spalliero also received a signing cash bonus of $300,000 upon execution and delivery of his Employment Agreement and is eligible, pursuant to the terms thereof, to earn a cash bonus of up to $750,000, to be paid based upon Tanon meeting certain goals, in equal installments during 1996, 1997 and 1998.

    In connection with the Tanon acquisition, the Company loaned Mr. Spalliero, the Chief Operating Officer of Tanon, $1,000,000 for a 30-month term with interest fixed at the applicable Federal rate and accruing and due together with principal at the end of the 30-month term. Such loan is non-recourse and is secured solely with 192,300 shares of Common Stock of the Company acquired by Mr. Spalliero upon consummation of the Tanon Acquisition Agreement. Also, upon closing, the Company indemnified Mr. Spalliero and his wife, Patricia Spalliero, for certain outstanding indebtedness of Tanon set forth on Tanon's balance sheet dated November 26, 1994, which indebtedness had been personally guaranteed by Mr. and Mrs. Spalliero.

    In January 1995, the Company granted to Jonathan R. Wolter incentive and non-incentive stock options to acquire an aggregate of 75,000 shares of Common Stock of the Company at an exercise price of $8.50 per share, which was the fair market value on January 4, 1995, the date of grant. Such options vest proportionately over four years. Mr. Wolter is also eligible to participate in the Executive Bonus Plan of the Company adopted upon acquisition of Tanon for annual bonus awards of up to 50% of salary at the discretion of Joseph R. Spalliero.

    BarOn Investment. On January 16, 1995, the Company acquired a 25.01% equity interest in BarOn Technologies Ltd. ("BarOn"), a privately-owned Israeli corporation based in Haifa, Israel (the "BarOn Investment"). BarOn is a development stage company engaged in the research and development of a computer input device that can directly digitize handwriting in a variety of languages, from any surface. Messrs. Murray and Seshens received compensation for services in connection with the BarOn transaction and the acquisition of Tanon. See "Election of Directors -- Compensation of Directors."

    Joint Venture with IAI. The Company, through a 52.3% owned Israeli subsidiary ("Partner"), has entered into a Joint Venture Agreement ("JVA") with Israel Aircraft Industries, Ltd., an Israel government corporation ("IAI"), for the purpose of forming a joint venture ("Joint Venture") with IAI to review, develop, and exploit certain non-military, non-classified technological applications ("Applications") developed by IAI. The transaction was consummated on August 8, 1995.

    To implement the JVA, in early August, 1995, the Company entered into a Preincorporation Agreement to form Partner which is the joint venture partner and owns 50.1% of the Joint Venture. IAI owns 49.9% of the Joint Venture. Under the Preincorporation Agreement, Partner is owned as

                                      (26)
follows: (a) the Company owns a 52.3% interest as referenced above, (b) certain Israeli persons own an aggregate of 25.2%, (c) Mark S. Hauser, nominee for director of the Company, owns a 15% interest, (d) Irwin L. Gross, Chairman of the Board and a director of the Company, owns a 5% interest, and (e) Broad Capital Associates owns a 2.5% interest. See "Consulting Agreement with Broad Capital" below.

    The equity interests in Partner were issued for an aggregate consideration of $10,000 paid by the shareholders in proportion to their equity interests in Partner. In addition, the Company and the Israeli citizens loaned $6.3 million and $1.575 million, respectively, to Partner. Of such funds, $7.5 million has been invested in the Joint Venture to be used solely for working capital purposes. The remaining $375,000 will be used by Partner for working capital purposes.

    The JVA provides that the Joint Venture will review and evaluate Applications developed by IAI, which are in various stages of development. To review and evaluate the Applications, an investment committee ("Investment Committee") comprised of seven persons will be formed. Partner will be entitled to select four of the seven members of the Investment Committee. If an Application is selected for development and exploitation, an entity will be formed ("Licensee") in which Partner will own a 50% interest and IAI will own a 50% interest, and IAI will grant such Licensee a perpetual, royalty free license for such Application. The Investment Committee will prepare a business plan to exploit each application selected, including a funding plan. The Company will be primarily responsible to raise the funds necessary to exploit the Application selected. However, the Company will not be under any obligation to raise any funds for such purpose unless and until the Investment Committee selects an Application for exploitation. In the event the Company is unable to raise the funds necessary to exploit any Application which the Investment Committee selects, IAI can terminate the JVA. The JVA can also be terminated under certain other circumstances.

    To fund its obligations under the Preincorporation Agreement, on August 3, 1995 the Company sold 1,458,333 shares of its Common Stock at a price of $4.80 per share for an aggregate of $7.0 million to five Israeli persons, three of whom are shareholders in Partner. The offering was made pursuant to an exemption from registration under the Securities Act of 1933, as amended. The purchase agreements pursuant to which the shares were sold contain an adjustment provision which requires the issuance of additional shares in the event that the average closing price of the Common Stock for a certain period of time is less than the offering price in the offering. The proceeds from the offering were placed in escrow and were released upon the execution of the JVA. The balance of $700,000 remaining from the sale of 1,458,333 shares after funding the Company's obligations under the Preincorporation Agreement will be used by the Company for working capital purposes.

    In connection with consulting services related to the Joint Venture which Mark S. Hauser, nominee for director of the Company, provided to the Company, on July 19, 1995 the Company granted Mr. Hauser options to acquire 100,000 shares of Common Stock pursuant to the Company's Equity Incentive Plan (subject to shareholder approval of an increase in the number of shares reserved for issuance under such plan) at an exercise price of $8.1875, the fair market value as of the date of grant. Such options vest and are exercisable 33-1/3% on the date of grant, 33-1/3% on the first anniversary of the date of grant and 33-1/3% on the second anniversary of the date of grant.

    Option Grants to Irwin L. Gross. On May 17, 1994, Mr. Gross was granted an option under the Company's Equity Incentive Plan for 1,000,000 shares at an exercise price of $4.44 per share, which was the fair market value at the date of grant. See "Compensation of Executive Officers - Equity Incentive Plan." On July 12, 1995, Mr. Gross was granted, subject to the shareholder approval of the proposed increase in the number of shares reserved for issuance under that plan as set forth herein as Proposal 5, an additional option under the Equity Incentive Plan for 1,000,000 shares, at an exercise

                                      (27)
price of $7.25 per share, which was the fair market value at the date of grant, exercisable at the rate of 10% per year, cumulatively.

    Consulting Agreement with Broad Capital. In January 1995, the Company entered into a consulting agreement with Broad Capital Associates, a financial consulting and advisory company in which Murray Huberfeld, husband to Laura Huberfeld, and David Bodner, husband to Naomi Bodner, are principals. Broad Capital Associates was engaged to provide financial consulting services to the Company. Such agreement was amended on April 27, 1995 to expand the services of Broad Capital Associates, cancel the options originally granted by the Company in consideration for such services, and to grant new options to Broad Capital Associates for such services. Accordingly, on April 27, 1995, the Company granted to Broad Capital Associates options to acquire 375,000 shares of Common Stock of the Company at an exercise price of $8.1875 per share, which price was equal to the fair market value on the date of grant. In addition, as additional consideration for Broad Capital Associates services, on July 5, 1995 the Company granted Broad Capital Associates options to purchase 425,000 shares of Common Stock of the Company pursuant to the Company's Equity Incentive Plan (subject to shareholder approval of an increase in the number of shares reserved for issuance under such plan) at an exercise price of $8.125 per share, the fair market value on the date of the grant. Such options vest and are exercisable 33-1/3% on the date of grant, 33-1/3% on the first anniversary of the date of grant, and 33-1/3% on the second anniversary of the date of grant.

                                   PROPOSAL 2

    PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO EA INDUSTRIES, INC.

    On July 5, 1995, the Board of Directors approved, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation to change the name of the Company from Electronic Associates, Inc. to EA Industries, Inc. The Board of Directors believes that the change in name will better reflect the present operations and business of the Company.

    The description of Proposal 2 is qualified in its entirety by reference to the full text of the proposed amendment to Article ONE of the Company's Certificate of Incorporation set forth in Appendix I, annexed hereto and contained in the Certificate of Amendment to the Company's Certificate of Incorporation (the "Certificate of Amendment") which is annexed hereto as Schedule A to Appendix I.

    Vote Required. Adoption of the amendment to the Company's Certificate of Incorporation to change the name of the Company to EA Industries, Inc. requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock entitled to vote thereon.

    Effective Date. The effective date of the amendment to the Certificate of Incorporation set forth in Proposal 2, if the required approval of shareholders is obtained, will be the date of the filing of the Certificate of Amendment in the office of the Secretary of State of New Jersey. The Certificate of Amendment will be filed as soon as reasonably practicable after adoption and approval of Proposal 2 by the Company's shareholders.

    The Board recommends a vote FOR approval of Proposal 2.

                                      (28)

                                   PROPOSAL 3

    PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 50,000,000 SHARES.

    The Company's Certificate of Incorporation currently authorizes 50,000,000 shares of capital stock comprised of 25,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock.

    The Company's Certificate of Incorporation was amended in 1994 to increase the number of shares of Common Stock authorized from 5,000,000 to 25,000,000. On July 5, 1995, the Board of Directors approved, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 50,000,000.

    As of August 15, 1995 there were 13,710,144 shares of Common Stock issued and outstanding and a total of approximately 11,385,131 additional shares are reserved for issuance under the Company's 1972 Stock Option Plan, the 1991 Stock Option Plan, the Non-Employee Directors Plan, the Equity Incentive Plan (subject to shareholder approval of an increase in shares reserved for issuance under such plan) and upon the exercise of various warrants and rights that have been issued by the Company. The Company is presently pursuing additional potential sources of equity capital and although no arrangements have been made to secure such capital, the Board of Directors believes that it is in the best interests of the Company and its shareholders that additional shares of Common Stock should be available to allow for capital formation, particularly in view of the Company's requirements for additional working capital in the near term. The Board also believes that the availability for issuance of a sufficient number of shares of its capital stock, including Common Stock, will provide the Company with greater flexibility to take advantage of favorable business opportunities and meet business needs as they arise, including the acquisition of other businesses in the future. There are no present plans or arrangements to effect any such acquisition. Further, if Proposals 4 and 5 are adopted at the meeting, the Company will require additional authorized Common Stock to fund the increase in the number of shares available for issuance under the Non-Employee Directors Plan and the Equity Incentive Plan. The issuance of additional shares of capital stock for capital formation purposes or otherwise will result in the dilution of the ownership interests of the current shareholders of the Company.

    The description of Proposal 3 is qualified in its entirety by reference to the full text of proposed Article Fourth of the Company's Certificate of Incorporation set forth in Appendix I annexed hereto and contained in the Certificate of Amendment to the Company's Certificate of Incorporation which is annexed hereto as Schedule A to Appendix I.

    Vote Required. Adoption of the amendment to the Company's Certificate of Incorporation to change the name of the Company to EA Industries, Inc. requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock entitled to vote thereon.

    Effective Date. The effective date of the amendment to the Certificate of Incorporation set forth in Proposal 3, if the required approval of shareholders is obtained, will be the date of the filing of the Certificate of Amendment in the office of the Secretary of State of New Jersey. The Certificate of Amendment will be filed as soon as reasonably practicable after adoption and approval of Proposal 3 by the Company's shareholders.

                                      (29)

                                   PROPOSAL 4

    A PROPOSAL TO AMEND THE COMPANY'S NON-EMPLOYEE DIRECTORS PLAN TO INCREASE THE SHARES RESERVED FOR ISSUANCE UNDER SUCH PLAN FROM 400,000 SHARES TO 2,400,000 SHARES.

    On July 12, 1995, the Company's Board of Directors approved an amendment to the Non- Employee Directors Plan, subject to shareholder approval, to increase the number of shares of the Company's Common Stock reserved for issuance under this plan by 2,000,000 shares, from 400,000 shares to 2,400,000 shares.

    The purpose of the Non-Employee Directors Plan, approved by the shareholders at their 1994 Annual Meeting, is to attract and retain the services of experienced and knowledgeable independent directors for the benefit of the Company and its shareholders and to provide additional incentives for such directors to continue to work for the best interests of the Company and its shareholders. A total of 400,000 shares of Common Stock were authorized, initially, for issuance under this Plan, of which options for 400,000 shares (net of cancellations and repurchases) have been granted under this plan. No shares remain available for issuance.

    The following summary of the Non-Employee Directors Plan, as currently in effect, is qualified by reference to the full text thereof which is attached hereto as Appendix II.

    Nonstatutory Stock Options. All options granted under the plan will be nonstatutory stock options not intended to qualify as "incentive stock options" as defined in Section 422 of the Code.

    Administration. The plan is administered by the Company's Board of Directors which has plenary authority to interpret the plan and to make all other determinations and to take all other acts necessary or advisable in connection with the administration of the plan, provided that all such determinations and actions are consistent with the terms and conditions of the plan.

    Eligibility. Each member of the Company's Board who is not an employee of the Company or of a subsidiary of Company and who has not been an employee of the Company or of a subsidiary of the Company for a period of at least one year prior to the grant of an option under the plan is eligible to participate in the plan ("Eligible Director").

    Terms and Conditions of Options. The option price per share with respect to each option is required to be 100 percent of the fair market value of the Common Stock on the date the option is granted. Such fair market value is the average of the high and low sale prices on the New York Stock Exchange consolidated tape ("NYSE Tape") on the date of the grant of the option (or if not traded on such date, on the next preceding date on which it is traded); or if the market prices of such Common Stock are not reported on the NYSE Tape on the grant date, such other place as the market prices are reported as designated by the Committee. The period of the option is ten (10) years from the date of the grant, provided that an option is subject to earlier termination in the event of the termination of an optionees status as a non-employee director.

    Payment for the shares as to which an option is exercised shall be made in cash, in Common Stock of the Company owned by the option holder for a period of at least six (6) months having a market value on the date of exercise equal to the aggregate option price, or in a combination of cash and of Common Stock of the Company. The market value of shares tendered to exercise an option is the average of the high and low sale prices of the Common Stock on the NYSE Tape on the exercise date; or if the Common Stock is not reported on the NYSE Tape on the exercise date, such other place as the market prices may be reported as designated by the Committee, provided that if no transactions

                                      (30)
occurred on the exercise date or if the notice of the exercise is delivered after the closing of trading, the fair market value is the average of the high and low sale prices of the Common Stock on the NYSE Tape (or if not so reported, such other place that market prices are reported) on the next preceding date on which the Common Stock is so traded.

    Exercise of Options. An option shall become exercisable on a cumulative basis as follows:

              (1) 30% immediately in the case of persons who are Eligible Directors on the Effective Date or who thereafter become Eligible Directors;

              (2) 15% on the first anniversary of the date of grant;

              (3) 15% on the second anniversary of the date of grant;

              (4) 20% upon the Company achieving Operating Profitability (as defined in the Non-Employee Directors Plan) after the date of grant ("Initial Operating Profitability Date");

              (5) 10% on the first anniversary of the Initial Operating Profitability Date if the Company has also achieved Operating
    Profitability; and

              (6) 10% on the second anniversary of the Initial Operating Profitability Date if the Company has also achieved Operating Profitability.

    For purposes of the Non-Employee Directors Plan, "Operating Profitability" means at any time after a respective date of grant both of the following conditions are satisfied: (I) a positive net income from operations resulting from the Company's present operations for each of two consecutive fiscal quarters after a respective date of grant (the "Calculation Date"), and (2) a positive aggregate net income from operations resulting from the present operations for the four (4) fiscal quarters ended immediately prior to the Calculation Date. All such accounting in connection with Operating Profitability shall be in accordance with generally accepted accounting principles.

    Nontransferability of options. During an option holder's lifetime, an option shall be exercised only by him and shall not be transferable except in the event of death, or pursuant to a qualified domestic relations order as defined in the Code or pursuant to Title I of the Employee Retirement Income Security Act or rules thereunder.

    Termination of status as a Non-Employee Director. Upon termination of an option holder's status as a non-employee director for any reason other than death or Ineligibility (as defined below), such director's option privileges will be limited to the shares which were immediately purchasable by him on the date of such termination, and such option privileges will expire unless exercised within 30 days following such termination. In no event, however, shall an option be exercised after the expiration of ten (10) years from the date of the grant.

    Death of holder. Upon the death of an option holder, all his options become immediately exercisable, and his option privileges will expire unless exercised by the executor or administrator of his estate, or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of his death, within twelve (12) months after the date of his death. In no event, however, shall an option be exercised after the expiration of ten (10) years from the date of the grant.

    Ineligibility of holder. Upon the termination of an option holder's status as a non-employee director due to his ineligibility under the Company's Bylaws, as in effect on the Effective Date of the plan, to

                                      (31)
stand for reelection ("Ineligibility"), all of his options shall become immediately exercisable, and his option privileges shall expire unless exercised within 180 days following such termination. In no event, however, shall an option be exercised after the expiration of ten (10) years from the date of the grant.

    Nonshareholder. Neither the holder of an option nor his successor or successors in interest shall, as such, have any of the rights of a shareholder.

    Limited Stock Appreciation Rights. In the event of any tender or exchange offer for some or all of the Company's Common Stock (other than an offer made by the Company or any of its subsidiaries) an option holder may elect within sixty
(60) days after the commencement of such offer, in lieu of exercising such option, to receive from the Company a cash payment equal to the product obtained by multiplying (i) any excess of the then market price of the Company's Common Stock over the exercise price of such option by (ii) the number of shares subject to such option (the "Stock Appreciation Rights") provided that no election in lieu of exercise may be made within six (6) months from the date of grant of the option, provided, however, that the Board has the sole discretion to approve the holder's election to receive cash in lieu of the exercise of such option.

    Adjustment in Event of Capital Stock Changes. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in the corporate structure or shares of the Company, the Board may make such adjustment, if any, as it may deem appropriate in the number and kind of shares authorized by the plan or in the number, option price or kind of shares covered by the options granted.

    Discontinuance or Amendment. The Board may discontinue the plan at any time and may amend the plan from time to time. Amendments may be made without shareholder approval except as required to satisfy Rule 16b-3 under the Exchange Act if the plan so qualifies, or other regulatory requirements, provided that no outstanding option may be revoked, or altered in a manner unfavorable to the holder, without the consent of the holder.

    Effective Date; Duration. The Non-Employee Directors Plan became effective as of March 10, 1994 following approval by the shareholders at the Company's 1994 Annual Meeting of Shareholders held on May 17, 1994, The plan will terminate on March 10, 1999 and no option may be granted under this plan following such date; provided, however, that options previously granted may vest and be exercised beyond that date.

    Certain Federal Income Tax Consequences of the Non-Employee Directors Plan. The following description of certain federal income tax consequences of the Non-Employee Directors Plan is based upon current statutes, regulations and interpretations and does not include state or local income tax consequences. This description is not intended to address specific tax consequences applicable to a director who receives a stock option under the Non-Employee Directors Plan.

    Neither the option holder nor the Company incurs any federal income tax consequences as a result of the grant of an option under the Non-Employee Directors Plan.

    Upon the exercise of an option, the difference between the exercise price and the fair market value of the shares on the Income Recognition Date (defined below) will be taxable as ordinary income to the option holder as of such Income Recognition Date. Upon the exercise of a Stock Appreciation Right, the amount of cash received will be taxable as ordinary income as of the exercise date. The Income Recognition Date for shares received upon exercise of an option or Stock Appreciation Right under the Non-Employee Directors Plan is generally the later of the date of exercise or the date six (6) months after the date of grant, unless the option holder elects to recognize income as of the exercise date.

                                      (32)

    At the time of a subsequent sale of any shares of Common Stock obtained upon the exercise of an option under the Non-Employee Directors Plan, any gain or loss generally will be a capital gain or loss to the option holder. Such capital gain or loss will be long-term gain or loss if the sale occurs more than one year after the Income Recognition Date and short-term capital gain or loss if the sale occurs one year or less after the Income Recognition Date.

    The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that the holder of an option or a Stock Appreciation Right recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code. The Company will not, however, be entitled to a deduction with respect to any payment that constitutes an "excess parachute payment" pursuant to Section 280G of the Code and does not qualify as reasonable compensation pursuant to that Section. Such payments will also subject a non-employee director to a 20% excise tax.

    For additional information, see the table setting forth the number of options granted under the Non-Employee Directors Plan to the named non-employee directors during 1994, as set forth above under the caption "Non-Employee Directors Plan".

    Vote Required. Adoption of the amendment to increase by 2,000,000 the number of shares reserved for issuance under the Non-Employee Directors Plan requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock entitled to vote thereon.

    Effective Date. The amendment to the Non-Employee Directors Plan will be effective upon approval by the shareholders.

    The Board of Directors recommends a vote FOR proposal 4.

                                   PROPOSAL 5

    PROPOSAL TO AMEND THE COMPANY'S EQUITY INCENTIVE PLAN TO INCREASE THE SHARES RESERVED FOR ISSUANCE UNDER SUCH PLAN FROM 3,000,000 TO 6,000,000.

    On May 17, 1994, the Board of Directors adopted the Company's Equity Incentive Plan, which was approved by the shareholders of the Company at the Special Meeting of Shareholders held on June 28, 1994.

    The purpose of the Equity Incentive Plan is to enhance the Company's ability to recruit, attract, retain and reward directors, officers, employees and consultants. The Equity Incentive Plan provides for the granting of awards ("Awards") to directors (whether or not employees), officers, employees and consultants in the form of stock options, stock appreciation rights ("SARs"), restricted stock awards ("Restricted Stock Awards") and deferred stock awards ("Deferred Stock Awards"). The variety of awards authorized by the Plan gives the Company flexibility to adapt the Company's compensation practices as the business environment in which it operates changes.

    A total of 3,000,000 shares of Common Stock was reserved initially for issuance under this plan, of which options for 4,324,000 shares (net of cancellations and repurchases and including options for 1,324,000 shares which were granted subject to shareholder approval of an increase in the number of shares reserved for issuance under this plan) have been granted and no shares remain available for issuance under this Plan.

                                      (33)

    On July 12, 1995 the Company's Board of Directors approved an amendment to the Equity Incentive Plan, subject to shareholder approval, to increase the number of shares of the Company's Common Stock reserved for issuance under this Plan by 3,000,000 shares, from 3,000,000 shares to 6,000,000 shares.

    In approving the amendment to increase the number of shares reserved for issuance under the Equity Incentive Plan, the Board considered the importance to the Company and its shareholders of the ability to grant different types of awards as an incentive to attract and retain directors, executive and other employees.

    The summary of the Equity Incentive Plan set forth below is qualified by reference to the full text thereof which is attached hereto as Appendix III.

    Administration. The Equity Incentive Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee determines the recipients of awards under the Plan, the times at which Awards are made and the terms of each Award. In its discretion, the Board of Directors may elect to administer all or any aspects of the Plan and to perform any of the duties or exercise any of the rights delegated or granted to the Committee under the terms of the Plan; provided, however, that the Board may not make such election if the election would result in the failure of the Plan to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 at a time at which the Plan would otherwise be in compliance with such rule. Any determinations and actions of the Committee (or the Board as the case may be), are conclusive and binding on all parties.

    Effective Date and Term of Plan. The Plan was deemed effective on May 17, 1994, the date on which it was adopted by the Board of Directors, following the Plan's approval by the Shareholders on June 28, 1994. The Plan will terminate ten (10) years after the effective date of the Plan, subject to earlier termination by the Board. No Award may be granted under the Plan after the termination date, but Awards previously granted may extend beyond such date.

    Eligibility. All employees of the Company and its subsidiaries and other persons or entities who, in the opinion of the Committee are in a position to make a significant contribution to the success of the Company or its subsidiaries, including non-employee directors of and consultants to the Company or its subsidiaries, are eligible to participate in the Plan.

    Nature of Options. Both "incentive stock options," as defined in Section 422 of the Code (referred to herein as "ISOs") and non-incentive stock options may be granted under the Plan. ISOs may be awarded only to employees of the Company or its subsidiaries.

    Option Price. The exercise price of each option is determined by the Committee, but in the case of an ISO it shall not be less than 100% (110% in the case of an ISO granted to a ten (10%) percent shareholder) of the fair market value of the Common Stock on the date the option is granted.

    Period of Option. The term of an option shall not exceed ten (10) years (five (5) years in the case of an ISO granted to a ten (10%) percent shareholder) from the date the option was granted.

    Exercise of Options. Options become exercisable at such time or times, and on and subject to such conditions, as the Committee may specify. No options are exercisable unless and until the shares underlying such options are listed on the New York Stock Exchange or such other exchange or quotation system on which the Common Stock is then listed or quoted. Subject to the conditions relating to the trading price of the Common Stock and the listing of the Common Stock described above, the Committee may at any time and from time to time accelerate the time at which all or any part of an option may be exercised.

                                      (34)

    Payment. Full payment for shares purchased pursuant to an exercise of an option are made at the time of the exercise of the option in cash or such other form of consideration as the Committee may approve, including, without limitation, delivery of shares of Common Stock.

    Stock Appreciation Rights. An SAR is an Award entitling the recipient to receive payment in cash and/or Common Stock, determined in whole or in part by reference to appreciation in the value of a share of Common Stock. In general, an SAR entitles the recipient to receive, with respect to each share as to which the SAR is exercised, the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of Common Stock on the date the SAR was granted. The Committee may, however, provide at the time of grant that the amount the recipient is entitled to receive will be adjusted upward or downward under rules established by the Committee to take into account the performance of the Company's Common Stock in comparison with the performance of other stocks or an index or indices of other stocks.

    Grant of SARs. SARs are granted in tandem with, or independently of, options granted under the Plan. An SAR granted in tandem with an option which is not an ISO is granted either at or after the time the option is granted. An SAR granted in tandem with an ISO is granted only at the time the option is granted.

    Exercise of SARs. An SAR not granted in tandem with an option will become exercisable at such time or times, and on such conditions, as the Committee may specify. An SAR granted in tandem with an option will be exercisable only at such times, and to the extent, that the related option is exercisable. An SAR granted in tandem with an ISO may be exercised only when the market price of the shares subject to the option exceeds the exercise price of such option. The Committee may at any time and from time to time accelerate the time at which all or part of the SAR may be exercised.

    Restricted Stock Awards. A Restricted Stock Award entitles the recipient to acquire shares of Common Stock, subject to certain restrictions or conditions, for no cash consideration, if permitted by applicable law, or for such other consideration as determined by the Committee. The Award is subject to such restrictions, conditions and forfeiture provisions as the Committee may determine, including, but not limited to, restrictions on transfer, continuous service with the Company or any of its subsidiaries, achievement of business objectives, and individual, unit and Company performance. Subject to such restrictions, conditions and forfeiture provisions as may be established by the Committee, any participant receiving an Award has all the rights of a shareholder of the Company with respect to shares of Restricted Stock, including the right to vote the shares and the right to receive any dividends thereon.

    Deferred Stock Awards. A Deferred Stock Award entitles the recipient to receive shares of Common Stock to be delivered in the future. Delivery of the shares takes place at such time or times, and on such conditions, as the Committee specifies. The Committee may at any time accelerate the time at which delivery of all or any part of the shares will take place.

    Transfers of Awards. No Award (other than an Award in the form of an outright transfer of cash or stock) may be assigned, pledged or transferred other than by will or by the laws of descent and distribution and during a participant's lifetime is exercisable only by the participant or, in the event of a participant's incapacity, his or her guardian or legal representative.

    Adjustments. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to holders of Common Stock other than normal cash dividends, after the effective date of the Equity Incentive Plan, the Committee makes any appropriate adjustments to the maximum number of shares that may be delivered under the Plan and to any participant. In the event of any such occurrence, the Committee also makes any

                                      (35)
appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Committee also makes adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan.

    Mergers, Etc. In the event of any merger or consolidation involving the Company, any sale of substantially all of the Company's assets or any other transaction or series of related transactions as a result of which a single person or several persons acting in concert own a majority of the Company's then outstanding stock (such merger, consolidation, sale or other transaction being hereinafter referred to as a "Transaction"), all outstanding options and SARs will become immediately exercisable and each outstanding share of Restricted Stock and each outstanding Deferred Stock Award shall immediately become free of all restrictions and conditions. Upon consummation of the Transaction, all outstanding options and SARs will terminate and cease to be exercisable. These provisions do not apply, however, to any Transaction as a result of which (a) the holders of Common Stock prior to the Transaction retain or acquire securities constituting a majority of the outstanding voting Common Stock of the acquiring or surviving corporation or other entity and (b) no single person owns more than half of the outstanding voting Common Stock of the acquiring or surviving corporation or other entity.

    In lieu of the foregoing, if there is an acquiring or surviving corporation or entity, the Committee may by vote of a majority of the members of the Committee who are Continuing Directors (as defined below), arrange to have such acquiring or surviving corporation or entity or an affiliate thereof grant to participants holding outstanding Awards replacement Awards which, in the case of ISOs, satisfy, in the determination of the Committee, the requirements of
Section 425 (e) of the Code. The term "Continuing Director" means any director of the Company who (i) is not an Acquiring Person (as defined in the Plan) or an affiliate of an Acquiring Person and (ii) either was (a) a member of the Board of Directors on May 17, 1994 or (b) nominated for his or her initial term of office by a majority of the Continuing Directors at the time of such nomination.

    Amendments and Termination. The Committee has the authority to make such amendments to any terms and conditions applicable to outstanding Awards as are consistent with the Plan provided that no such action will modify an Award in a manner adverse to the participant without the participant's consent, except as such modification is provided for or contemplated in the terms of the Award. The Board may amend, suspend or terminate the Plan without shareholder approval.

    Certain Federal Income Tax Consequences of the Equity Incentive Plan. The following description of certain Federal income tax consequences of the Equity Incentive Plan is based upon current statutes, regulations and interpretations and does not include State or local income tax consequences applicable to a person who receives a stock option under the Equity Incentive Plan.

    Neither the option holder nor the Company incurs any Federal income tax consequences as a result of the grant of an option under the Equity Incentive Plan.

    Upon the exercise of a Non-Qualified Option, the difference between the exercise price and the fair market value of the shares on the Income Recognition Date (defined below) is taxable as ordinary income to the option holder as of such Income Recognition Date. The Income Recognition Date for shares received upon exercise of a Non-Qualified Option under the Equity Incentive Plan is the date of exercise (except in the case of persons subject to Section 16(b) of the Securities Exchange Act of 1934, in which case the Income Recognition Date is generally the later of the date of exercise or the date six (6) months after the date of grant, unless the option holder elects to recognize income as of the exercise date).

                                      (36)

    At the time of a subsequent sale of any shares of Common Stock obtained upon the exercise of a Non-Qualified Option under the Equity Incentive Plan, any gain or loss generally will be a capital gain or loss to the option holder. Such capital gain or loss will be long-term gain or loss if the sale occurs more than one (1) year after the Income Recognition Date and short-term capital gain or loss if the sale occurs one (1) year or less after the Income Recognition Date.

    The Company is entitled to a deduction for Federal income tax purposes at the same time and in the same amount that the holder of a Non-Qualified Option recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code, and provided that the Company properly withholds taxes in respect of the exercise. The Company is not, however, entitled to a deduction with respect to any payment that constitutes an "excess parachute payment" pursuant to Section 280G of the Code and does not qualify as reasonable compensation pursuant to that Section. Such payments subject a participant in the Plan to a 20% excise tax.

    An option holder will not recognize any income, and the Company will not be entitled to a deduction, upon the exercise of an ISO during the option holder's employment with the Company or within three (3) months after termination of employment (or longer in the event of termination by reason of death or disability); however, in certain circumstances, upon the exercise of an ISO, the option holder may be subject to the alternative minimum tax.

    Assuming that the option holder does not dispose of the shares received within the "incentive stock option holding period", which is both two (2) years after the ISO was granted and one (1) year after the transfer of shares upon exercise of an ISO, any gain recognized by the option holder on the sale or exchange of the shares will be treated as long-term capital gain and any loss sustained will be a long-term capital loss. If the shares acquired upon exercise of an ISO are disposed of before the end of the incentive stock option holding period, the disposition may cause the option holder to recognize ordinary income.

    A participant who has been awarded Restricted Stock does not recognize taxable income at the time of the award (except in cases where an award of Common Stock is made without the imposition of transfer or forfeiture restrictions, in which case the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction as described below). At the time any transfer or forfeiture restrictions applicable to the Restricted Stock award lapse, the recipient recognizes ordinary income and the Company is entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid therefor (if any), provided that the Company properly withholds taxes at that time. Any dividends paid to the recipient on the Restricted Stock at or prior to such time is ordinary compensation income to the recipient and deductible as such by the Company.

    A participant who is granted a Deferred Stock Award does not recognize ordinary income at the time of the Award. At the time that all of the conditions to the receipt of the Common Stock subject to the Award are satisfied, the recipient recognizes ordinary income and the Company is entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid therefor (if any), provided the Company properly withholds taxes at that time.

    There are no Federal income tax consequences either to the employee or the Company upon the grant of SARs. The amount of any cash (or the fair market value of any Common Stock) received by the holder upon the exercise of SARs under the Plan will be subject to ordinary income tax in the year of receipt and the Company is entitled to a deduction for such amount, provided that the Company properly withholds taxes in respect of the exercise.

                                      (37)

    In view of the recent changes to existing tax laws, the Company presently is considering what action, if any, it will take with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code. Effective January 1, 1994, Section 162(m) of the Code limits deductions for compensation paid to or accrued for any officer named in the Compensation Table presented in the Company's Proxy Statement to $1,000,000 per annum. Certain types of compensation which qualify as performance-based compensation are not subject to the specified limit on deductibility if the criteria for the awards are approved by an independent committee of the Board and by shareholders.

    Vote Required. The increase in the number of shares reserved for issuance under the Equity Incentive Plan requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock entitled to vote thereon.

    The Board of Directors recommends a vote FOR Proposal 5.

                                   PROPOSAL 6

          RATIFICATION OF SELECTION OF ARTHUR ANDERSEN LLP AS AUDITORS

    The Company's Board of Directors has selected Arthur Andersen LLP, independent certified public accountants ("Arthur Andersen"), as auditors of the Company's financial statements for the current fiscal year. Arthur Andersen have acted as auditors of the Company since 1967.

    The Board has determined to afford shareholders the opportunity to express their opinion on the matter of auditors, and accordingly is submitting to the Annual Meeting of Shareholders a proposal to ratify the Board's selection of Arthur Andersen. Failure of the shareholders to ratify the selection of Arthur Andersen will be interpreted as an instruction to seek other auditors.

    Representatives of Arthur Andersen are expected to be present at the Annual Meeting of Shareholders and will be given the opportunity to make a statement if they so desire and to answer appropriate questions.

    Vote required. The proposal to ratify the Board's selection of Arthur Andersen as auditors will be adopted if approved by the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock entitled to vote thereon.

    The Board of Directors recommends a vote FOR Proposal 6.

                                      (38)

                      OTHER MATTERS WHICH MAY BE PRESENTED
                           FOR ACTION AT THE MEETING

    The management is not aware that any matter other than those specifically set forth in the Notice of Annual Meeting of Shareholders is to be presented for action at the 1995 Annual Meeting. If any other matter is properly presented for action at the meeting, it is the intention of the persons named in the enclosed form of proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

       REPORTS UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the best of the Company's knowledge, based solely on a review of Forms 3, 4 and 5 and written representations filed with the Company, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owners were complied with, except that the following named directors, officers or beneficial owners of more than 10% of the Common Stock of the Company made the following number of late filings of reports required by
Section 16(a) of the Exchange Act (each report related to a single transaction except for Loretta Milo) during the fiscal year ended December 31,1994: Loretta Milo (2) (each reporting the same two transactions); Charles A. Milo (1); Irwin Gross (1); Jules Seshens (1); Corson Ellis (1); Seth J. Antine (1); Naomi Bodner
(2); Laura Huberfeld (2).

               SHAREHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

    Any shareholder who wishes to present a proposal for action at the Annual Meeting of Shareholders in 1996 and who wishes to have it set forth in the Company's Proxy Statement in accordance with the rules of the Securities and Exchange Commission must submit such proposal so that it is received at the Company's principal executive offices no later than May 31, 1996.

                                 MISCELLANEOUS

    The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by certain of the Company's directors, officers and a group of management employees who will not receive any extra compensation for such solicitation other than out-of-pocket expenses, and by the American Stock Transfer & Trust Company which has been engaged to assist the Company in the solicitation of proxies. The cost of solicitation (excluding customary out-of-pocket expenses) is included in the monthly fees of approximately $800 paid by the Company to the American Stock Transfer & Trust Company for services as transfer agent for the Company's Common Stock.

                                      (39)

    The Company's Annual Report on Form 10-K/A, which constitutes the Company's Annual Report to Shareholders, is being mailed to shareholders with this Proxy Statement. The Annual Report, however, is not to be considered proxy soliciting material nor in any way a part of this Proxy Statement.

    The Company will provide without charge to each person solicited by the Proxy Statement, on the written request of such person, an additional copy of the Company's Annual Report on Form 10-K/A, including the financial statements and schedules thereto, filed with the Securities and Exchange Commission for its most recent year. Such written requests should be directed to the attention of Karin Gaskill at the address of the Company appearing on the first page of this Proxy Statement.

- -------------------------------------------------------------------------------
                          IMPORTANT Please sign, date
                           and mail your Proxy Card.
- -------------------------------------------------------------------------------

                                             By order of the Board of Directors.

                                             Richard P. Jaffe, Secretary

West Long Branch, New Jersey
September 14, 1995

                                      (40)

                                                                     APPENDIX I

                           PROPOSED AMENDMENTS TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                          ELECTRONIC ASSOCIATES, INC.

PROPOSAL 2 and PROPOSAL 3

Proposal 2.   The present text of Article ONE of the Company's Certificate of
Incorporation, as previously amended, reads as follows:

                    "The name of the Corporation is Electronic Associates, Inc."

    If Proposal 2 to amend the Company's Certificate of Incorporation to change the name of the Corporation is approved by the shareholders, the amendment to Article ONE will be as follows:

                    In Article ONE, delete the words "Electronic Associates Inc." and substitute therefor the words "EA Industries, Inc."

Proposal 3.   The present text of the first paragraph of Article FOURTH of the
Company's Certicate of Incorporation, as previously amended, reads as follows:

                    "The total authorized capital stock of this Corporation is fifty million (50,000,000) shares divided into twenty five million (25,000,000) shares of Common Stock, and twenty five million (25,000,000) shares of Preferred Stock. Said shares may be issued by the Corporation from time to time for such consideration as may be fixed from time to time by the Board of Directors of the Corporation."

    If Proposal 3 to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock is approved by the shareholders, the amendment to Article FOURTH will be as follows:

                    In the first sentence of the first paragraph of Article FOURTH:(i) delete the words "fifty million (50,000,000)" and substitute therefor the words "seventy five million (75,000,000)"; and (ii) delete the words "twenty five million (25,000,000) shares of Common Stock" and substitute therefor the words "fifty million (50,000,000) shares of Common Stock."

                                      (41)

                                                                  Schedule A to
                                                                  Appendix I

                            CERTIFICATE OF AMENDMENT
                                       TO
                        THE CERTIFICATE OF INCORPORATION
                                       OF
                          ELECTRONIC ASSOCIATES, INC.

TO: SECRETARY OF STATE
    STATE OF NEW JERSEY

    This is to certify that the Certificate of Incorporation of Electronic Associates, Inc. (herein referred to as the "Corporation ) which was filed and recorded in the office of the Secretary of State, State of New Jersey on October 31, 1945, as amended, is hereby amended pursuant to the provisions of N.J.
Stat. Ann. ss. 14A:9-2 of the "New Jersey Business Corporation Act".

1.  NAME OF CORPORATION

    The name of the Corporation is Electronic Associates, Inc

2.  DATE OF ADOPTION, TEXT AND APPROVAL OF AMENDMENTS

    The following amendments to the Certificate of Incorporation of Electronic Associates, Inc. (the "Amendments") were adopted by the shareholders of the Corporation on the 12th day of October, 1995:

    (a) In Article ONE, delete the words "Electronic Associates, Inc." and substitute therefor the words "EA Industries, Inc."

    The Corporation has issued and outstanding a total of 13,710,144 of Common Stock, the holders of which are entitled to vote on the Amendment. A total of _________ shares of Common Stock (constituting a majority of the votes cast by the holders of shares of Common Stock entitled to vote thereon) voted in favor of the amendment to the Company's Certificate of Incorporation to change the name of the Company from "Electronic Associates, Inc." to "EA Industries, Inc."

    (b) In the first sentence of the first paragraph of Article FOURTH, delete the words "fifty million (50,000,000)" and substitute therefor the words "seventy five million (75,000,000)"; and (ii) delete the words "twenty five million (25,000,000) shares of Common Stock" and substitute therefor the words "fifty million (50,000,000) shares of Common Stock".

    The Corporation has issued and outstanding a total of 13,710,144 of Common Stock, the holders of which are entitled to vote on the Amendment. A total of _________ shares of Common Stock (constituting a majority of the votes cast by the holders of shares of Common Stock entitled to vote thereon) voted in favor of the amendment to the Company's Certificate of Incorporation to increase the Company's authorized Common Stock from 25,000,000 shares to 50,000,000 shares. No other classes of shares are outstanding.

ATTEST:                                       ELECTRONIC ASSOCIATES, INC.

______________________________                By: ____________________________
RICHARD P. JAFFE, Secretary                       IRWIN L. GROSS, Chairman

                                      (42)

                                                                    Appendix II

                          ELECTRONIC ASSOCIATES, INC.
               1994 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1.  Purpose

    The purpose of the Electronic Associates, Inc. 1994 Stock Option Plan for Non-Employee Directors (the "Plan") is to promote the interests of Electronic Associates, Inc. ("EAI") and its shareholders by strengthening EAI's ability to continue to attract and retain the services of experienced and knowledgeable independents non-employee directors for the benefit of EAI and its shareholders and to provide an additional incentive for such directors to continue to work for the best interests of EAI and its shareholders by encouraging such directors to acquire an increased proprietary interest in EAI.

2.  Shares Subject to the Plan

    The aggregate number of shares of common stock ("Common Stock") of EAI issuable upon exercise of options granted under this Plan shall not exceed 400,000, subject to adjustment pursuant to Section 11 below. The shares shall be made available from authorized and unissued Common Stock, or from Common Stock issued and held as treasury shares, including shares purchased in the open market or in private transactions, as shall be determined by the Board of Directors of EAI (the "Board").

3.  Effective Date of the Plan

    This Plan shall become effective immediately on March 10, 1994 (the "Effective Date"), subject to the approval by the shareholders of EAI at EAI's 1994 Annual Meeting of Shareholders of (A) the Plan, and (B) an amendment to EAI's Certificate of Incorporation increasing the number of authorized shares of Common Stock to 25,000,000.

4.  Duration of the Plan

    This Plan shall terminate on the fifth anniversary of the Effective Date (the "Date of Termination"), and no option shall be granted under this Plan following the Date of Termination; provided, however, that grants of options made prior to the Date of Termination may vest and be exercised following such Date of Termination in accordance with their terms as set forth in the Plan.

5.  Nonstatutory Stock Options

    All options granted under the Plan shall be nonstatutory stock options not intended to qualify as "incentive stock options" as that term is defined in
Section 422 of the Internal Revenue Code of 1986, as amended.

6.  Administration of the Plan

    The Plan shall be administered by the Board. The Board shall have plenary authority to interpret the Plan and to take all other actions necessary or advisable in connection with the administration of the Plan, provided that all such determinations and actions are consistent with the terms and conditions of the Plan. The Board's determinations of the matters referred to in this Section 6 shall be conclusive.

7.  Participation in the Plan

    Each member of EAI's Board who is not otherwise an employee of EAI or subsidiary of EAI and who has not been an employee of EAI or a subsidiary of EAI for a period of at least one year prior to the grant of an option under the Plan (the "Eligible Director") shall be eligible to participate in the Plan.

                                      (43)

8.  Option Grant Size and Grant Dates

    An option to purchase 50,000 shares, subject to adjustment pursuant to
Section 11 of this Plan, of Common Stock of EAI is or shall be granted to (a) each person who is an Eligible Director on the Effective Date, and (b) each person who becomes an Eligible Director following the Effective Date on the date the person is elected to the Board (the date any such person receives a grant shall be referred to herein as the "Date of Grant") and an additional option to purchase 10,000 shares (the "Chairman Option"), subject to adjustment pursuant to Section 11 of this Plan, of Common Stock of EAI shall be granted to (a) each person who is an Eligible Director on the Effective Date who serves as Chairman of the Board of Directors of the EAI (the "Chairman of the Board"), and (b) each person who becomes the Chairman of the Board following the Effective Date and who is an Eligible Director at such time he becomes Chairman of the Board. If an Eligible Director who was previously granted an option under this Plan is no longer serving as a member of the Board (or Chairman of the Board with respect to the Chairman Option), and thereafter is again elected or appointed to the Board (or Chairman of the Board as the case may be), such director shall be eligible to receive a second grant of an option pursuant to this Plan to purchase shares of Common Stock of EAI only to the extent that the previous option granted under this Plan did not vest and become exercisable.

9.  Terms and Conditions of Options

    (a) Option Agreement

    Each option granted under the Plan shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of EAI and by the Eligible Director to whom such option is granted and dated as of the applicable date of grant. Each Agreement shall be signed on behalf of EAI by an officer or officers delegated such authority by the Board using either manual or facsimile signature. Each Agreement shall comply with and be subject to the terms and conditions of the Plan. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board.

    (b) Option Price

    The option price per share with respect to each option granted to Eligible Directors on the Effective Date shall be 100% of the fair market value of the Common Stock on the Effective Date. Such fair market value shall be the average of the high and low sales prices of the Common Stock on the New York Stock Exchange consolidated tape on the Effective Date or, if for any reason market prices of EAI Common Stock shall not be reported on the New York Stock Exchange consolidated tape on the Effective Date, such other place as the market prices may be reported as designated by the Board. The option price per share with respect to each option granted subsequent to the Effective Date to an Eligible Director shall be 100% of the fair market value of the Common Stock on the Date of Grant. Such fair market value shall be the average of the high and low sales prices of the Common Stock on the New York Stock Exchange consolidated tape on the Date of Grant or, if for any reason market prices of EAI Common Stock shall not be reported on the New York Stock Exchange consolidated tape on the Date of Grant, such other place as the market prices may be reported as designated by the Board. If the Common Stock is not traded on either the Effective Date or the Date of Grant, then the fair market value on such date shall be the average of the high and low sales prices of the Common Stock on the New York Stock Exchange consolidated tape on the next preceding date on which the Common Stock was so traded.

                                      (44)

    (c)   Term of Options

    Each option granted to an Eligible Director on the Effective Date shall expire ten (10) years from its Effective Date, and each option granted to an Eligible Director following the Effective Date shall expire ten (10) years from its Date of Grant; provided, that an option shall be subject to earlier termination under subsection (h) below.

    (d)   Payment

    Payment for shares as to which an option is exercised shall be made in cash or personal check, in Common Stock of EAI owned by the option holder having a market value on the date of exercise equal to the aggregate option price, or in a combination of cash and Common Stock of EAI. In the event that the option holder decides to pay in whole or in part in shares of EAI Common Stock, such shares shall have been held by the option holder for at least six (6) months and the option holder must submit written notification that is binding and irrevocable of the number of shares that are to be used to pay the option price. The market value of shares tendered to exercise an option shall be the average of the high and the low prices of EAI Common Stock on the New York Stock Exchange consolidated tape, or, if for any reason trading prices of EAI Common Stock shall not be reported on the New York Stock Exchange consolidated tape at the time of exercise, such other place where it shall be reported as the Board may designate, on the day notice of the exercise of the option is given to EAI if it is delivered before the close of trading on the New York Stock Exchange or, if no transactions occurred on such day or if it is delivered after the close of trading on the New York Stock Exchange, on the next succeeding day on which such transactions take place.

    (e)  Exercise of Option

    If the Plan is approved by EAI's shareholders, an option granted to an Eligible Director shall become exercisable on a cumulative basis as follows:

                    (1) 30% (A) immediately in the case of persons who are Eligible Directors on the Effective Date, (B) upon election to the Board in the case of persons who are elected to the Board after the Effective Date;

                    (2) 15% on the first anniversary of the Date of Grant;

                    (3) 15% on the second anniversary of the Date of Grant;

                    (4) 20% upon EAI's achievement of Operating Profitability (as hereinafter defined) after the Date of Grant ("initial Operating Profitability Date");

                    (5) 10% on the first anniversary of the Initial Operating Profitability Date if EAI has also achieved Operating Profitability on such first anniversary; and

                    (6) 10% on the second anniversary of the Initial Operating Profitability Date if EAI has also achieved Operating Profitability on such second anniversary; with fractional shares carried over and exercisable as a whole in the final year; provided, however, that the option shall become immediately exercisable if a Change in Control occurs.

                                      (45)

    For purposes of this Plan, "Operating Profitability" shall mean at any time after a respective Date of Grant both of the following conditions are satisfied:
( I ) a positive "Net Income From Operations" resulting from EAI's operations in West Long Branch, New Jersey, Tucson, Arizona and Nogales, Sonora, Mexico (the "Present Operations") for each of two consecutive fiscal quarters immediately prior to such date in question (the "Calculation Date"; the precise Calculation Date with regard to determining the Initial Operating Profitability Date cannot be determined on the Effective Date), and (2) a positive aggregate "Net Income From Operations" resulting from the Present Operations for the four (4) fiscal quarters ended immediately prior to the Calculation Date. All such accounting in connection with Operating Profitability shall be in accordance with generally accepted accounting principles.

    For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if (a) any individual, person (including any "person" defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as in effect on the Effective Date (the "Act")), firm, corporation, partnership or other entity is or becomes (other than pursuant to a merger or consolidation in which EAI's stock is issued in which case Section I below is applicable) the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Act), directly or indirectly, of securities of EAI representing 30% or more of the total voting power of the outstanding voting securities of EAI having the right under ordinary circumstances to vote at an election of the Board; (b) either (i) Current Directors shall cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a "Current Director" shall mean any member of the Board as of the Effective Date and any successor of a Current Director whose election, or nomination for election by EAI's shareholders, was approved by at least two-thirds of the Current Directors then on the Board) or
(ii) at any meeting of shareholders of EAI called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors shall fail to be elected; or (c) the shareholders of EAI approve (i) a plan of complete liquidation of EAI, (ii) an agreement providing for the merger or consolidation of EAI with another corporation where the shareholders of EAI, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the corporation issuing cash or securities in the merger or consolidation would be entitled under ordinary circumstances in the election of directors or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation or (iii) an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all the assets of EAI.

    (f) Time and Manner of Option Exercise

    Any vested and exercisable option is exercisable in whole or in part at any time or from time to time during the option period by giving written notice, signed by the person exercising the option, to EAI stating the number of shares with respect to which the option is being exercised, accompanied by payment in full of the option exercise price for the number of shares to be purchased. The date both such notice and payment are received by EAI shall be the date of exercise of the stock option as to such number of shares. No option may at any time be exercised with respect to a fractional share.

    (g) Nontransferability of Options

    During an option holder's lifetime, an option shall be exercised only by him and shall not be transferable except as provided in paragraph (i) below and as pursuant to a qualified domestic relations

                                      (46)
order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

    (h) Termination of Status as Non-Employee Director

    Upon the termination of an option holder's status as an Eligible Director for any reason other than death or Ineligibility (as defined below), the Eligible Director's option privileges shall be limited to the shares which were immediately purchasable by the Eligible Director at the date of such termination, and such option privileges shall expire unless exercised within thirty (30) days following such termination. In no event, however, shall an option granted to an Eligible Director on the Effective Date be exercised after the expiration of ten (10) years from the Date of Grant, nor shall an option granted to an Eligible Director following the Effective Date be exercised after the expiration of ten (10) years from the Date of Grant.

    (i) Death of Option Holder

    Upon the death of an option holder, all of the holder's options shall become immediately exercisable, and his option privileges shall expire unless exercised by the executor or administrator of the holder's estate, or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the holder, within twelve (12) months after the date of death. In no event, however, shall an option granted to an Eligible Director on the Effective Date be exercised after the expiration of ten (10) years from the Effective Date, nor shall an option granted to an Eligible Director following the Effective Date be exercised after the expiration of ten (10) years from the Date of Grant.

    (j) Ineligibility of Option Holder

    Upon the termination of an option holder's status as an Eligible Director due to the ineligibility of the Eligible Director under EAI's Bylaws, as in effect on the Effective Date, to stand for reselection ("Ineligibility"), all of the Eligible Director's options shall become immediately exercisable, and the Eligible Director's option privileges shall expire unless exercised within one hundred eighty (180) days following such termination. In no event, however, shall an option granted to an Eligible Director on the Effective Date be exercised after the expiration of ten (10) years from the Effective Date, nor shall an option granted to an Eligible Director following the Effective Date be exercised after the expiration of ten (10) years from the Date of Grant.

    (k) Non-Shareholder

    Neither the recipient of an option under the Plan nor an optionee's successor or successors in interest, as described in subsection (i) above, shall have any rights as a shareholder of EAI with respect to any shares subject to an option granted to such person until the date of issuance of a stock certificate for such shares.

10. Limited Stock Appreciation Rights

    In the event of any tender or exchange offer for some or all of EAI's Common Stock (other than an offer made by EAI or any of its subsidiaries) each holder of an option may elect within sixty (60) days after the commencement of such offer, in lieu of exercising such option, to receive from EAI a cash payment equal to the product obtained by multiplying (i) the excess, if any, of the then market

                                      (47)
price of EAI's Common Stock over the exercise price of such option by (ii) the number of shares subject to such option; provided, however, that no such election in lieu of exercise may be made within six (6) months from the Effective Date for options granted prior to obtaining shareholder approval and within six (6) months of the Date of Grant for options granted following shareholder approval of the Plan; provided, however, that the Board has the sole discretion to approve the holder's election to receive cash in lieu of the exercise of such option. Such limited stock appreciation rights are subject to the completion of the exchange or tender offer and the conditions of any agreement to which EAI is a party.

11. Adjustment in Event of Capital Stock Changes

    In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in the corporate structure or shares of EAI, the Board shall make such adjustment, if any, as it may deem appropriate in the number and kind of shares authorized by this Plan or in the number, option price or kind of shares covered by the options granted.

12. Reallocation of Lapsed Options

    Shares covered by options which lapse or are terminated shall be reallocated and made available for future grants of options under the Plan.

13. Governmental Regulations

    This Plan, and the grant and exercise of options hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities. No Common Stock may be purchased under this Plan until EAI has taken all actions then required to comply with the Securities Act of 1933, as amended, and any other applicable state securities laws and any exchange on which the Common Stock may be listed.

14. No Guarantee of Director Status

    Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director has a right to continue as a director for any period of time or at any particular rate of compensation.

15. Expenses of the Plan

    All costs and expenses of the adoption and administration of the Plan shall be borne by EAI, and none of such expenses shall be charged to any optionee.

16. Indemnification

    In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by EAI against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof, or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a

                                      (48)
finding of bad faith; provided that upon the institution of any such action, suit or proceeding, a Board member shall, in writing, give EAI notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on such member's own behalf.

17. Discontinuance or Amendment

    The Board may discontinue this Plan at any time and may amend it from time to time. Plan amendments may be made without shareholder approval except as required to satisfy Rule 16b-3 under the Securities Exchange Act of 1934 or other regulatory requirements, in each case as amended from time to time; provided, however, that the provisions relating to the option recipient, option grant size and option grant date contained in Section 8 above and option price contained in Section 9(b) above, shall not be amended more than once every six
(6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Other than as contemplated by Section 11 above, no outstanding option may be revoked, or altered in a manner unfavorable to the holder, without the consent of the holder.

                                      (49)

                                                                   APPENDIX III

                           1994 EQUITY INCENTIVE PLAN

1.  PURPOSE

    The purpose of this 1994 Equity Incentive Plan (the "Plan") is to advance the interests of Electronic Associates, Inc. (the "Company") and its subsidiaries by enhancing the ability of the Company to (i) attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries;
(ii) reward such persons or entities for such contributions; and (iii) encourage such persons or entities to take into account the long-term interest of the Company through ownership of shares ("Shares") of the Company's Common Stock ("Stock").

    The Plan is intended to accomplish these goals by enabling the Company to grant awards ("Awards") in the form of Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock, all as more fully described below.

2.  ADMINISTRATION

    The Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee will determine the recipients of Awards, the times at which Awards will be made and the size and type or types of Awards to be made to each recipient and will set forth in such Awards the terms, conditions and limitations applicable to it. Awards may be made singly, in combination or in tandem. The Committee will have full and exclusive power to interpret the Plan, to adopt rules, regulations and guidelines relating to the Plan, to grant waivers of Plan restrictions and to make all of the determinations necessary for this administration. In its discretion, the Board of Directors may elect to administer all or any aspects of the Plan and to perform any of the duties or exercise any of the rights delegated or granted to the Committee under the terms of the Plan; provided, however, that the Board may not make such election if the election would result in the failure of the Plan to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at a time at which the Plan would otherwise be in compliance with such rule. Such determinations and actions of the Committee (or the Board as the case may be), and all other determinations and actions of the Committee (or the Board as the case may be) made or taken under authority granted by any provision of the Plan, will be conclusive and binding on all parties. Nothing in this paragraph shall be construed as limiting the power of the Committee to make adjustments under Section 11 or to amend or terminate the Plan under Section 16.

3.  EFFECTIVE DATE AND TERM OF PLAN

    Subject to the approval of the Plan by the Company's shareholders*, the Plan will be deemed effective on May 17, 1994. Grants of Awards under the Plan may be made prior to the receipt of shareholder approval, subject to such approval of the Plan.

    The Plan will terminate ten (10) years after the effective date of the Plan, subject to earlier termination of the Plan by the Board pursuant to Section 16. No Award may be granted under the Plan after the termination date of the Plan, but Awards previously granted may extend beyond that date.

__________
* approved by the shareholders on June 28, 1994

                                      (50)

4.  SHARES SUBJECT TO THE PLAN

    Subject to adjustment as provided in Section 11 below, the maximum aggregate number of Shares of Stock that may be delivered for all purposes under the Plan shall be three million (3,000,000).

    If any Award requiring exercise by the Participant for delivery of Stock is canceled or terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of Shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants of Stock except that Stock subject to an Option canceled upon the exercise of an SAR shall not again be available for Awards under the Plan unless, and to the extent that, the SAR is settled in cash. Likewise, if any Award payable in Stock or cash is satisfied in Stock rather than cash, the amount of cash for which such Stock was substituted will be available for future Awards of cash compensation. Shares of Stock tendered by a Participant or withheld by the Company to pay the exercise price of an Option or to satisfy the tax withholding obligations of the exercise or vesting of an Award shall be available again for Awards under the Plan, but only to Participants who are not subject to Section 16 of the Exchange Act. Shares of Restricted Stock forfeited to the Company in accordance with the Plan and the terms of the particular Award shall be available again for Awards under the Plan unless the Participant has received the benefits of ownership (within the applicable interpretation under Rule 16b-3 under the Exchange Act), in which case such Shares may only be available for Awards to Participants who are not subject to Section 16 of the Exchange Act.

    Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional Shares of Stock will be delivered under the Plan and the Committee shall determine the manner in which fractional share value will be treated.

5.  ELIGIBILITY AND PARTICIPATION

    Those eligible to receive Awards under the Plan ("Participants") will be persons in the employ of the Company or any of its subsidiaries ("Employees") and other persons or entities who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company or its subsidiaries, including non-employee directors of the Company or a subsidiary of the Company and consultants to the Company or a subsidiary of the Company. A "subsidiary" for purposes of the Plan will be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

6. OPTIONS

    a. Nature of Options. An Option is an Award entitling the Participant to purchase a specified number of Shares at a specified exercise price. Both "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (referred to herein as an "ISO") and non-incentive stock options may be granted under the Plan. ISOs may be awarded only to Employees.
                                      (51)

    b. Exercise Price. The exercise price of each Option shall be determined by the Committee, but in the case of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten (10%) percent shareholder) of the Fair Market Value of a Share at the time the ISO is granted. For purposes of this Plan, "Fair Market Value" shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to ISOs. For purposes of this Plan, "ten-percent shareholder" shall mean any Employee who at the time of grant owns directly, or is deemed to own by reason of the attribution rules set forth in Section 424(d) of the Code, Stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.

    c. Duration of Options. In no case shall an Option be exercisable more than ten (10) years (five (5) years, in the case of an ISO granted to a "ten-percent shareholder" as defined in (b) above) from the date the Option was granted.

    d. Exercise of Options and Conditions. Options granted under any single Award will become exercisable at such time or times, and on and subject to such conditions, as the Committee may specify; provided, however, that no Option will become exercisable until the expiration date of such Option if subsequent to the effectiveness of the Plan, the Sale Price (as defined below) of the Company's Common Stock does not equal or exceed $6.00 per share for ten (10) consecutive trading days. For purposes of this Plan, the Sale Price of the Company's Common Stock shall be the average of the high and low sale prices or, in case no such sale takes place on such day, the average of the high bid and low asked prices, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange-or, if the Common Stock is not then listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the high bid and low asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. In addition, options will not be exercisable unless the shares subject thereto have been approved for listing on the New York Stock Exchange or such other exchange or quotation system on which the Common Stock is then listed or quoted. Subject to the conditions described above with respect to the Sale Price and listing of the Common Stock, the Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised.

    e. Payment for and Delivery of Stock. Full payment for Shares purchased will be made at the time of the exercise of the Option, in whole or in part. Payment of the purchase price will be made in cash or in such other form of consideration as the Committee may approve, including, without limitation, delivery of Shares of Stock.

7.  STOCK APPRECIATION RIGHTS

    a. Nature of Stock Appreciation Rights. A Stock Appreciation Right (an "SAR") is an Award entitling the recipient to receive payment, in cash and/or Stock, determined in whole or in part by reference to appreciation in the value of a Share. In general, an SAR entitles the recipient to receive, with respect to each Share as to which the SAR is exercised, the excess of the Fair Market Value of

                                      (52)
a Share on the date of exercise over the Fair Market Value of a Share on the date the SAR was granted. However, the Committee may provide at the time of grant that the amount the recipient is entitled to receive will be adjusted upward or downward under rules established by the Committee to take into account the performance of the Shares in comparison with the performance of other stocks or an index or indices of other stocks.

    b. Grant of SARs. SARs may be granted in tandem with, or independently of, Options granted under the Plan. An SAR granted in tandem with an Option which is not an ISO may be granted either at or after the time the Option is granted. An SAR granted in tandem with an ISO may be granted only at the time the Option is granted.

    c. Exercise of SARs. An SAR not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Committee may specify. An SAR granted in tandem with an Option will be exercisable only at such times, and to the extent, that the related Option is exercisable. An SAR granted in tandem with an ISO may be exercised only when the market price of the Shares subject to the Option exceeds the exercise price of such Option. The Committee may at any time and from time to time accelerate the time at which all or part of the SAR may be exercised.

8.  RESTRICTED STOCK

    A Restricted Stock Award entitles the recipient to acquire Shares, subject to certain restrictions or conditions, for no cash consideration, if permitted by applicable law, or for such other consideration as determined by the Committee. The Award may be subject to such restrictions, conditions and forfeiture provisions as the Committee may determine, including, but not limited to, restrictions on transfer, continuous service with the Company or any of its subsidiaries; achievement of business objectives, and individual, unit and Company performance. Subject to such restrictions, conditions and forfeiture provisions as may be established by the Committee, any Participant receiving an Award will have all the rights of a shareholder of the Company with respect to Shares of Restricted Stock, including the right to vote the Shares and the right to receive any dividends thereon.

9.  DEFERRED STOCK

    A Deferred Stock Award entitles the recipient to receive Shares to be delivered in the future. Delivery of the Shares will take place at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which delivery of all or any part of the Shares will take place. At the time any Deferred Stock Award is granted, the Committee may provide that the Participant will receive an instrument evidencing the Participant's right to future delivery of Deferred Stock.

10. TRANSFERS

    No Award (other than an Award in the form of an outright transfer of cash or Stock) may be assigned, pledged or transferred other than by will or by the laws of descent and distribution and during a Participant's lifetime will be exercisable only by the Participant or, in the event of a Participant's incapacity, his or her guardian or legal representative.

                                      (53)

11.  ADJUSTMENTS

    a. In the event of a stock dividend, stock split or combination of Shares, recapitalization or other change in the Company's capitalization, or other distribution to holders of the Company's Common Stock other than normal cash dividends, after the effective date of the Plan, the Committee will make any appropriate adjustments to the maximum number of Shares that may be delivered under the Plan and to any Participant under Section 4 above.

    b. In any event referred to in paragraph (a), the Committee will also make any appropriate adjustments to the number and kind of Shares of Stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change, including the requirement that the Sale Price of the Common Stock equal or exceed the threshold described in Section 6(d). The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan.

12.  RIGHTS AS A SHAREHOLDER

    Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a shareholder; the Participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, upon actual receipt of Shares. However, the Committee may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Shares subject to the Participant's Award had such Shares been outstanding.

13.  CONDITIONS ON DELIVERY OF STOCK

    The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove any restrictions or legends from Shares previously delivered under the Plan until, (a) in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (b) if the outstanding Shares are at the time listed on any stock exchange, until the Shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such Shares have been approved by the Company's counsel. If the sale of Shares has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations and agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Shares bear an appropriate legend restricting transfer. If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Shares pursuant to such exercise until the Company is satisfied as to the authority of such representative.

14.  TAX WITHHOLDING

    The Company will have the right to deduct from any cash payment under the Plan taxes that are required to be withheld and further to condition the obligation to deliver or vest Shares under this Plan upon the Participant's paying the Company such amount as it may request to satisfy any liability for applicable withholding taxes. The Committee may in its discretion permit Participants to satisfy all or

                                      (54)
part of their withholding liability by delivery of Shares with a Fair Market Value equal to such liability or by having the Company withhold from Stock delivered upon exercise of an Award, Shares whose Fair Market Value is equal to such liability.

15.  MERGERS; ETC.

    In the event of any merger or consolidation involving the Company, any sale of substantially all of the Company's assets or any other transaction or series of related transactions as a result of which a single person or several persons acting in concert own a majority of the Company's then outstanding Stock (such merger, consolidation, sale or other transaction being hereinafter referred to as a "Transaction"), all outstanding Options and SARs shall become immediately exercisable and each outstanding share of Restricted Stock and each outstanding Deferred Stock Award shall immediately become free of all restrictions and conditions. Upon consummation of the Transaction, all outstanding Options and SARs shall terminate and cease to be exercisable. There shall be excluded from the foregoing any Transaction as a result of which (a) the holders of Stock prior to the Transaction retain or acquire securities constituting a majority of the outstanding voting Common Stock of the acquiring or surviving corporation or other entity and (b) no single person owns more than half of the outstanding voting Common Stock of the acquiring or surviving corporation or other entity. For purposes of this Section, voting Common Stock of the acquiring or surviving corporation or other entity that is issuable upon conversion of convertible securities or upon exercise of warrants or options shall be considered outstanding, and all securities that vote in the election of directors (other than solely as the result of a default in the making of any dividend or other payment) shall be deemed to constitute that number of shares of voting Common Stock which is equivalent to the number of such votes that may be cast by the holders of such securities.

    In lieu of the foregoing, if there is an acquiring or surviving corporation or entity, the Committee may by vote of a majority of the members of the Committee who are Continuing Directors (as defined below), arrange to have such acquiring or surviving corporation or entity or an Affiliate (as defined below) thereof grant to Participants holding outstanding Awards replacement Awards which, in the case of ISOs, satisfy, in the determination of the Committee, the requirements of Section 425 (e) of the Code. The term "Continuing Director" shall mean any director of the Company who (i) is not an Acquiring Person or an Affiliate of an Acquiring Person and (ii) either was (A) a member of the Board of Directors of the Company on the effective date of the Plan or (B) nominated for his or her initial term of office by a majority of the Continuing Directors in office at the time of such nomination. The term "Acquiring Person" shall mean, with respect to any Transaction, each Person who is a party to or a participant in such Transaction or who, as a result of such Transaction, would (together with other Persons acting in concert) own a majority of the Company's outstanding Common Stock; provided, however, that none of the Company, any wholly-owned subsidiary of the Company, any employee benefit plan of the Company or any trustee in respect thereof acting in such capacity shall, for purposes of this Section, be deemed an "Acquiring Person." The term "Affiliate", with respect to any Person, shall mean any other Person who is, or would be deemed to be an "affiliate" or an "associate" of such Person within the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. The term "Person" shall mean a corporation, association, partnership, joint venture, trust, organization, business, individual or government or any governmental agency or political subdivision thereof.


                                      (55)

16.  AMENDMENTS AND TERMINATION

    The Committee will have the authority to make such amendments to any terms and conditions applicable to outstanding Awards as are consistent with this Plan provided that, except for adjustments under Section 11 hereof, no such action will modify such Award in a manner adverse to the Participant without the Participant's consent except as such modification is provided for or contemplated in the terms of the Award.

    The Board may amend, suspend or terminate the Plan without shareholder approval.

17.  NO GUARANTEE OF EMPLOYMENT

    The grant of an Award under this Plan shall not constitute an assurance of continued employment for any period.

18.  MISCELLANEOUS

    This Plan shall be governed by and construed in accordance with the laws of the State of New Jersey.

                                      (56)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          ELECTRONIC ASSOCIATES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Irwin L. Gross, Joseph R. Spalliero and Jules M. Seshens and each of them as proxies, each with full power of substitution, to vote all of the shares of Common Stock of Electronic Associates, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on October 12, 1995 at 10:00 a.m. local time, and at any adjournment thereof, upon the following matters set forth in the notice of such meeting.

     This proxy, when properly executed, will be voted as specified on the reverse side. If not otherwise specified, this Proxy will be voted FOR the election of the nominess of the Board of Directors named in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6.

                         (To be Signed on Reverse Side)

(X) Please mark your
    votes as in this
    example

               FOR   WITHHELD     Nominees:
1. Election of ( )     ( )          Irwin L. Gross
   Directors.                       Mark S. Hauser
                                    David Reibstein
                                    William Spier

To withhold authority for any individual nominee(s) check the box below and insert the nominee's name on the line.

( ) FOR ALL EXCEPT
- --------------------------------------

                                                        FOR    AGAINST   ABSTAIN
2. To adopt an amendment to the                         ( )      ( )       ( )
   Company's Certificate of Incorporation
   to change the name of the Company to
   EA Industries, Inc.

3. To amend the Company's Certificate of                ( )      ( )       ( )
   Incorporation to increase the authorized shares of Common Stock of the Company from 25,000,000 shares to 50,000,000 shares.

4. To amend the Company's 1994 Stock Option             ( )      ( )       ( )
   Plan for Non-Employee Directors to increase the number of shares of Common Stock of the Company reserved for issuance thereunder from 400,000 shares to 2,400,000 shares.

5. To amend the Company's 1994 Equity Incentive         ( )      ( )       ( )
   Stock Option Plan to increase the number of shares of Common Stock of the Company reserved for issuance thereunder from
   3,000,000 shares to 6,000,000 shares.

6. To ratify selection of Arthur Andersen               ( )      ( )       ( )
   LLP as the Company's auditors.

7. In their discretion, on such other business as may properly come before the Annual Meeting or any adjournment thereof.

PLEASE MARK, SIGN, DATE, AND RETURN IMMEDIATELY.

SIGNATURE ______________________ DATE __________ ___________________ DATE _____
                                                 SIGNATURE IF HELD JOINTLY


NOTE: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian give full title. If a corporation, sign in full corporate name by President or other authorized officer. If Partnership, sign in partnership name by authorized person.